UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07062

PACIFIC GLOBAL FUND INC. D/B/A PACIFIC ADVISORS FUND INC.
(Exact name of registrant as specified in charter)

101 NORTH BRAND BLVD., SUITE 1950 GLENDALE, CALIFORNIA			91203
(Address of principal executive offices)			(Zip code)

GEORGE A. HENNING 101 NORTH BRAND BLVD., SUITE 1950 GLENDALE, CA 91203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		818-242-6693

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2018

Item 1.	Report to Shareholders

Filed herewith.

annual report

  december 31, 2018

income and equity fund

balanced fund

large cap value fund

mid cap value fund

small cap value fund

Pacific Advisors

table of contents

Message from the Chairman	1
Income and Equity Fund	4
Balanced Fund	9
Large Cap Value Fund	14
Mid Cap Value Fund	19
Small Cap Value Fund	24
Schedule of Investments	30
Statements of Assets and Liabilities	48
Statements of Operations	50
Statements of Changes in Net Assets	52
Financial Highlights	54
Notes to Financial Statements	60
Report of Independent Registered Public Accounting Firm	70
Disclosure Regarding the Board's Approval of the Funds' Advisory Contracts	71
Directors and Officers	75
Additional Tax Information	77

This Report is submitted for the general information of the shareholders of Pacific Advisors Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by the Funds' current prospectus, which contains information concerning the investment policies of the Funds as well as other pertinent information.

This Report is for informational purposes only and is not a solicitation or recommendation that any particular investor should purchase or sell any particular security. The statements in the Chairman's Letter and the discussions of the Funds' performance are the opinions and beliefs expressed at the time of this commentary and are not intended to represent opinions and beliefs at any other time. These opinions are subject to change at any time based on market or other conditions and are not meant as a market forecast. All economic and performance information referenced is historical. Past performance does not guarantee future results.

For more information on the Pacific Advisors Funds, including information on charges, expenses and other classes offered, please obtain a copy of the prospectus by calling (800) 989-6693. Please read the prospectus and consider carefully the investment risks, objectives, charges and expenses before you invest or send money. Shares of the Pacific Advisors Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Message

from the chairman

Dear Shareholders,

The second half of 2018 was a tale of two distinctly different equity markets. Optimism characterized the markets in the third quarter as global growth provided strong support for corporate revenue and earnings. In the fourth quarter, however, myriad concerns then took center stage. The Dow Jones Industrial Average and the S&P 500® Index reached highs for the year on October 3rd and September 20th, respectively. The Nasdaq and the Russell 2000® Index both reached their highest valuations in late August. Trade tariffs, rising interest rates, declining oil prices, Brexit and other geopolitical events cast doubt on future economic growth. China reported a decline in industrial production, to a 3-year low of 5.4%. A deterioration of business optimism in the Eurozone, and the prospect of a partial U.S. government shutdown lent support to various commentaries forecasting the end of the bull market. The final straw, the Federal Reserve's mid-December rate increase prompted fears of a recession.

The major market indices declined for four consecutive weeks. As of December 24th, the market low for the year, both the Nasdaq and the Russell 2000® Index were in bear market territory with declines of twenty percent or more from their recent highs; the Dow Jones Industrial Average and the S&P 500® Index had fallen 18.8% and 19.8%, respectively, just shy of a bear market. The Russell 2000® Value Index underperformed the Russell 2000® Growth Index for the sixth consecutive year. Many investors overlooked value strategies as large cap technology stocks benefitted from lofty growth expectations; in late 2018, though, some began diversifying to other sectors which offered better opportunities for price appreciation.

In a complete reversal of the prior quarter, all of the major market indices declined in the fourth quarter. The Dow Jones fell 11.83%; the S&P 500® Index fell 13.97%; the Russell Midcap® Index lost 15.79%. The technology-heavy Nasdaq (-17.54%) maintained its leadership position for 2018 despite briefly entering a bear market while the Russell 2000® Index trailed with a 20.51% decline.

The decline in the technology-heavy Nasdaq was long-overdue and perhaps predictable; the growth assumptions of previously reliable FAANG stocks (Facebook, Amazon, Apple, Netflix and Alphabet's Google Classes A and C) were unsustainable. During 2017, these stocks rose between 32.9% (Alphabet Class A) to 56% (Amazon); combined, they delivered almost 20% of the Index's 19.42% gains. The results in the fourth quarter of 2018, however, were markedly different: delivered 22.1% of the Index's 13.97% loss. Company-specific issues, including privacy concerns and customers who delayed upgrading to the latest product releases, impacted investor sentiment. These stocks' double-digit declines (which ranged from Alphabet Class C's -13.2% to Apple's -30.1%) triggered selling which, in turn, created momentum for further selling. As much as 85% of trading activity is now controlled by machines, models, or passive investing formulas; the automated trading created a volatile atmosphere of selling and subsequent buying.

The markets retreated as headline uncertainties, especially trade tensions, dominated the news. The Trump Administration initiated a policy to address trade practices with the imposition, in June, of tariffs on steel imports, and separately, on a list of Chinese goods. Further tariff announcements, and retaliatory tariffs, followed. Meanwhile, the U.S. completed negotiations on a new trade pact with Mexico and Canada; the agreement, though, faces an uncertain future in Congress. Investors, and companies, viewed the unresolved trade issues between the U.S. and China with concern. A positive development emerged from the late November meeting of the G20 in Buenos Aires when the U.S. and China agreed to begin negotiations and delay, for ninety days, any additional tariffs. Since then, China and the U.S. have held mid-level talks in attempting to resolve trade differences. So far, though, their actions have not led to an agreement; most observers seem to believe that the global economic cost of unresolved trade issues should motivate both countries to find a solution.

Market Review • December 31, 2018

Index[1]	Close	YTD Price Return
Dow Jones Industrial Average	23,327.46	-5.63%
S&P 500® Index	2,506.85	-6.24%
Nasdaq	6,635.28	-3.88%
Russell Midcap® Index	1,857.30	-10.64%
Russell 2000® Index (small cap)	1,348.56	-12.18%
	12/31/18	12/31/17
10-Year T-Note Yield	2.72%	2.40%

Data: Bloomberg; Federal Reserve

Message

from the chairman continued

Oil prices reflected global concerns. Prices for West Texas Intermediate, the U.S. benchmark, which had fallen to $32 per barrel in early 2016, rose to a multi-year high of $76 in mid-October. Then, concerns of a supply/demand imbalance drove prices to $43 by mid-December before closing the year at $53. The imbalance related to President Trump's re-imposition, effective early November, of an embargo against Iranian oil exports; to offset the anticipated supply disruption, OPEC increased production in response to a request by President Trump; the U.S. and Russia also increased production; then, the U.S. announced a 6-month delay in imposing the ban on Iranian oil exports to China, India, Japan, and others. Inventories swelled; OPEC and Russia promptly imposed production cuts. Their actions were in sharp contrast to the delayed response in 2014. Prices began to recover in late December on expectations that these production cuts; a more disciplined, cost-controlled, approach by U.S. fracking production; and the resumption of U.S. oil exports to China would rebalance supply and demand.

The sector continued its roller coaster ride in 2018. Energy started, and ended, the year as the worst performing sector even though, in the second quarter, Energy's 13.5% gain significantly outperformed all other sectors. Stocks felt the full force of the precipitous decline in oil prices: all Energy stocks in the S&P 500® Index declined in the fourth quarter.

As widely expected, the Fed raised interest rates in December, the fourth increase of the year. Following the announcement, Chairman Powell signaled a likely pause in additional increases; the timing and frequency of rate hikes in 2019 will depend on economic data, including inflation, employment, trade and other measures. However, the market response to the interest rate increases fueled fears of a recession, especially in combination with trade disputes, the selloff in technology stocks, and falling oil prices. As a result, most Financials stocks fell by double-digits. The Fed's rate increases would typically benefit banks by improving borrowing revenues; instead, investors feared that continued rate increases would lead to an economic slowdown.

Looking Ahead

The severe selloff in the fourth quarter weighs heavily on investor sentiment; many compare the late 2018 decline to the 2008 financial crisis, market downturn and slow recovery. Conditions in 2008, though, were far different; then, coordinated actions by central banks across the globe were needed to stabilize the financial institutions. No such financial crisis caused or exacerbated the fourth quarter selloff. Rather, a convergence of concerns over interest rate policies, tariff disputes and their effect on global growth, and the sharp decline in oil prices created a near perfect storm for the equities market. Soon, though, oil prices quickly began to stabilize and recover as OPEC implemented production cuts to alleviate the supply imbalance. And, the Fed announced a pause in interest rate increases. The trade disputes, while disruptive and damaging, are unlikely to persist as the pressure mounts for a resolution.

The moderate rate of global economic growth since the Great Recession, and low inflation, have been key factors in supporting the long bull market and avoiding recession. And today, the economic data do not support fears of a recession. The Fed projects a 2.3% growth rate for 2019 combined with modest inflation near its 2.0% target. The World Bank projects a global growth rate of 2.9%. Rather than signaling an imminent recession, these conditions provide growth opportunities for domestic and global businesses.

The Pacific Advisors Funds performed well over the first three quarters; however, market conditions in the fourth quarter significantly impacted performance. A further discussion related to each of the Funds' investment strategies, performance, and outlook for 2019, is provided in the Annual Report.

Rebuilding investor confidence may take time. Nervous investors are maintaining high cash balances (money market funds report the highest balances in ten years) or buying U.S. Treasuries. Many investors have not adjusted to rising interest rates and higher inflation following the extraordinary ten-year period of ultra-low inflation and near zero interest rates. And yet, the continued economic expansion provides opportunities for stable growth, higher wages, and higher inflation and interest rates. Many companies, especially those which utilized corporate tax reform to invest in new strategies, remain optimistic of economic conditions and growth opportunities.

Message

from the chairman continued

Not surprisingly, though, investors may hesitate before reentering the equity markets. Perhaps investors will view opportunities more favorably once the headlines are less worrisome. History tells us that the markets recover, and, in time, reach new highs; patience and selective buying opportunities today will set the stage for future performance. We appreciate your support as shareholders and believe our investment strategies position the Funds well as we begin 2019.

Sincerely,

George A. Henning

1  The Dow Jones Industrial Average is an unmanaged, price weighted measure of 30 U.S. stocks selected by the Averages Committee to represent the performance of all U.S. stocks outside the Transportation and Utilities sectors. The S&P 500® Index is an unmanaged, market capitalization weighted index which measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The NASDAQ Composite Index is an unmanaged, market capitalization weighted measure of all domestic and international common stocks (currently over 3,000 stocks) listed on The Nasdaq Stock Market. The Russell Indices are unmanaged, market-weighted indices. The Russell Midcap® Index measures the 800 smallest companies within the Russell 1000® Index based on a combination of their market cap and current index membership. The Russell 2000® Index measures the stocks of the 2,000 smallest publicly traded companies of the Russell 3000® Index. These indices are not available for direct investment.

Economic and performance information referenced is historical and past performance does not guarantee future results. The principal value and return of an investment will fluctuate so that an investor's shares may be worth less than the original cost when redeemed. For more information on the Pacific Advisors Funds, including information on charges, expenses and other classes offered, please obtain a copy of the prospectus by calling (800) 989-6693. Please read the prospectus and consider carefully the investment risks, objectives, charges and expenses before you invest or send money.

Shares of the Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. The views expressed represent the opinions and beliefs at the time of this commentary and are not meant as a market forecast. These views are subject to change at any time based on market or other conditions. This information may not be relied on as investment advice or as an indication of trading.

Pacific Advisors

  Income and Equity Fund (unaudited)

Fund Objective:  Current income and, secondarily, long-term capital appreciation.

Investment  Invests primarily in investment grade U.S. corporate bonds and in dividend-paying
Strategy:  stocks.

Investor Profile:  Conservative. Some current income required; capital preservation aim.

Please see the Chairman's Letter for a detailed market and economic review as well as the Manager's general market outlook.

Portfolio Holdings (As of 12/31/18 based on total investments)

1.	Corporate Bonds	41.92%
2.	Convertible Bonds	1.89%
	Equities	47.90%
3.	Financials	6.84%
4.	Consumer Staples	6.29%
5.	Consumer Discretionary	5.72%
6.	Information Technology	5.69%
7.	Industrials	5.46%
8.	Health Care	5.10%
9.	Communication Services	5.02%
10.	Others	7.78%
11.	Preferred Stock	8.29%
Total Returns (For the year ended 12/31/18)
Class A	–4.60%
Class C	–5.26%

Barclays Capital U.S. Intermediate Corporate Bond Index[1]	–0.23%
S&P 500® Index[1]	–4.38%

Current expense ratio: net 3.25% (A), 4.00% (C); gross 4.00% (A), 4.75% (C). Prospectus expense ratio: net 2.96% (A), 3.72% (C); gross 3.71% (A); 4.47% (C).2

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 4.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

The Fund's investment adviser is waiving a portion of its management fees pursuant to an Expense Limitation Agreement. The waiver may be discontinued at any time with ninety days written notice in consultation with the Fund's board, but is expected to continue at current levels. Please see the Notes to Financial Statements in this report for details. Performance shown reflects the waiver, without which the results would have been lower.

1  The S&P 500® Index is an unmanaged, market capitalization weighted index which measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses. The Barclays Capital U.S. Intermediate Corporate Bond Index is an unmanaged index of publicly issued investment grade U.S. corporate bonds with one to ten years to maturity. It is not possible to invest directly in either Index.

2  "Current" expense ratio is as of 12/31/18. "Prospectus" expense ratio is for the fiscal year ended 12/31/17.

Discussion with Portfolio Managers  February 26, 2019

Jingjing Yan, CFA

Fund Strategy

The Fund employs a conservative strategy that seeks to achieve total return through current income and capital appreciation. The Fund's fixed income holdings, typically investment-grade bonds and preferred stocks, are actively managed to seek the greatest income and return potential while minimizing risk. The Fund's equity holdings are a focused selection of 30-40 dividend-paying, blue chip stocks; the equity allocation depends upon economic and market conditions. When interest rates are low and the economic outlook is optimistic, the Fund's equity allocation, which typically ranges between 20% and 40%, often increases above 40% to capture dividend income as well as opportunities for price appreciation. During the period, the allocation to common stocks remained between 45% and 50%. Equity investments are selected based upon a history of price stability, long-term growth potential, and attractive dividend income.

Fund Performance

During the second half of 2018, Class A shares fell 3.34% to underperform the Fund's fixed income benchmark, the Barclays Capital U.S. Intermediate Corporate Bond Index (1.39%), and outperform the equity benchmark, the S&P 500® Index (-7.78%). The market selloff in the fourth quarter reversed the Fund's stellar performance in the third quarter.

Overall Fund performance is best compared to a blended return1 based on the benchmarks (-3.30% for the 6-month period) even though the composition of the Fund's fixed income and equity holdings differ from their respective benchmarks. Importantly, the Fund maintained substantially lower volatility than the benchmark as demonstrated by the Fund's one-year beta2 of 0.44 vs. the S&P 500® Index as of December 31st.

What Helped/Hurt Performance3

The Fund's top equity contributors to returns during the second half of the year were Proctor & Gamble, Pfizer and Verizon Communications. Proctor & Gamble (3.03% dividend yield) rose 19.9% during the period as reported earnings were consistent with analysts' forecasts. The company completed the acquisition of the consumer health business of Merck KGaA for approximately 3.4 billion euros; the acquisition expands the product portfolio and global scale of over-the-counter products. Pfizer, which paid dividends yielding 3.1%, rose 22.3%. The company reported modest revenue growth while narrowing previous guidance for full-year earnings. The company's many biopharmaceutical products include Eliquis, Xeljanz, Lyrica, and Viagra. Verizon Communications (4.03% dividend yield) rose 14.3% as the company reported 6+% growth in wireless revenues and prepared for the introduction of 5G wireless technology.

The Fund's most significant detractors from returns were Schlumberger, Tapestry Inc. and T. Rowe Price Group. Schlumberger's 45.1% loss reflected the decline of oil prices from a high of $76 dollars per barrel in October to $43 in mid-December. The company reported a 12% decline in revenues from operations in North America, and double-digit declines in net income and earnings per share. They

1  Blended return calculated from the benchmark index returns based on ratio of stocks to fixed-income securities in the Fund's portfolio as of the end of the period.

2  "Beta" measures volatility relative to the stock market or an alternative benchmark. A beta less than 1.0 indicates lower risk than the market or the benchmark; a beta greater than 1.0 indicates higher risk than the market or the benchmark.

3  For detailed information on Fund holdings, please see the Fund's Schedule of Investments in this Report.

Pacific Advisors

  Income and Equity Fund (unaudited) continued

expressed uncertainty regarding the timelines for projected spending for oil exploration and production. Tapestry, the corporate entity which includes the Coach, Kate Spade and Stuart Weitzman lines, lost 26.6% during the second half of 2018. The company acquired the Asian distributors for both Kate Spade and Stuart Weitzman; production issues created losses for the Stuart Weitzman line. The stock price for this consumer product was significantly more volatile than others companies in the sector. Investment management company T. Rowe Price Group lost 19.4% as the firm's assets under management declined more than 11% during the final three months of 2018. The company reported a 30% decline in net income in the fourth quarter over the prior year period.

Fixed income holdings were primarily short-to-intermediate-term bonds (typically maturing in five years or less). During the period, several of the Fund's corporate bonds matured or were called in as issuers retired debt. The Fund purchased one investment-grade bond, International Flavors & Fragrances. The Fund holds corporate bonds and preferred stock of companies in the Financials sector; most of these are variable rate securities with interest rates that adjust based on the 3-month LIBOR rate or the year-over-year change in the consumer price index ("CPI"); these investments provide both principal protection and attractive yields.

The Fund's fixed income allocation also reduces price volatility. The Fund's 3.40% dividend yield is reasonably close to the Barclays Capital benchmark's 3.88% yield while the Fund's fixed income holdings provided a 4.41% yield to maturity (or call) with a weighted average duration (1.77 years as of December 31st) substantially shorter than the 4.20 year weighted average duration of the benchmark, an unmanaged bond portfolio. Duration measures a portfolio's sensitivity to interest rate movements; when rates increase by 1%, the value of a portfolio with a 4-year duration would decrease by approximately 4%.

Looking Ahead

In 2019, we anticipate that investors will continue to focus on U.S. economic growth, the uncertainties related to trade and tariff issues, and the timing of future interest rate increases by the Federal Reserve. Chair Powell has recently indicated that the Fed will likely pause after the four rate increases in 2018. The Fund's fixed income portfolio of shorter-term bonds provides the flexibility to adapt as rates change in response to market forces or Fed policy; the Fund expects to gradually lengthen the average duration of its bond portfolio as rates rise. The Fund will continue to identify stocks that offer attractive opportunities for price appreciation and dividend increases although, as rates increase, the Fund may decrease its equity allocation to add fixed income holdings with higher interest rates.

The World Bank projects a global growth rate of 2.9% in 2019; the Fed projects a 2.3% growth rate for the U.S. and a rate of inflation consistent with, or slightly below its 2.0% target. Many companies express optimism of the growth opportunities in these economic conditions. Investors, though, many of whom liquidated stock holdings during the December 2018 selloff, may hesitate to re-enter the equity market. Over time, as uncertainties moderate, the demand for safe haven Treasury securities should wane; interest rates will then move higher. These factors should drive appreciation in the Fund's equity allocation. If these projections develop, the Fund will be able to reinvest in corporate bonds with higher yields and potentially increase its allocation in higher yielding fixed income securities.

Change in Value of $10,000 Investment1

This chart compares the growth of a $10,000 investment in Class A shares of the Income and Equity Fund for the period January 1, 2009 through December 31, 2018 with the same investment in the S&P 500® Index2 and the Barclays Capital U.S. Intermediate Corporate Bond Index3.

Average Annual Compounded Returns as of December 31, 2018

	Class A	Class C	Barclays Capital U.S. Intermediate Corporate Bond Index	S&P 500® Index
One Year	–9.14%	–6.20%	–0.23%	–4.38%
Five Year	1.20%	1.43%	2.61%	8.49%
Ten Year	4.92%	4.64%	5.31%	13.12%

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns include reinvested dividends and capital gains. Returns for Class A shares reflect a maximum front-end sales charge of 4.75%; and returns for Class C shares reflect the deduction of a contingent deferred sales charge of 1% on shares sold within the first year of purchase. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Call (800) 989-6693 for the most recent month-end performance.

1  Fund results are shown for Class A shares and reflect deduction of the maximum front-end sales charge of 4.75% on the $10,000 investment for a net amount invested of $9,525. At the end of the same period, a $10,000 investment in Class C shares would have been valued at $15,741, and no contingent deferred sales charges would apply. Performance of the share classes will vary based on the difference in charges and expenses. The inception date is 02/08/93 for Class A shares and 04/01/98 for Class C shares. It is not possible to invest directly in either Index. Index results assume reinvestment of dividends, but, unlike the Fund's results, do not reflect sales charges, fees or expenses.

2  The Standard & Poor's 500® Index is an unmanaged, market capitalization weighted index which measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy.

3  The Barclays Capital U.S. Intermediate Corporate Bond Index is an unmanaged index of publicly issued investment grade U.S. corporate bonds with one to ten years to maturity.

Pacific Advisors

  Income and Equity Fund (unaudited) continued

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 30 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account; and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 30 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account; and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/18	Ending Account Value 12/31/18	Expense Paid During Period 07/01/18 – 12/31/18
Income and Equity Fund Class A
Actual	$1,000.00	$966.60	$19.83
Hypothetical (5% return before expense)	$1,000.00	$1,005.04	$20.22
Income and Equity Fund Class C
Actual	$1,000.00	$963.00	$23.50
Hypothetical (5% return before expense)	$1,000.00	$1,001.26	$23.96

4  Expenses are equal to the Fund's annualized expense ratio, net of expense waivers, of 4.00% for Class A shares and 4.75% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Pacific Advisors

  Balanced Fund (unaudited)

Fund Objective:  Long-term capital appreciation and income consistent with reduced risk.

Investment  Invests primarily in large cap common stocks and investment grade U.S. corporate
Strategy:  bonds. Invests at least 25% of its assets in fixed income securities and preferred stocks and at least 25% in equities.

Investor Profile:  Moderately conservative. Seeks combination of long-term growth, income, liquidity and reduced risk of price fluctuations.

Please see the Chairman's Letter for a detailed market and economic review as well as the Manager's general market outlook.

Portfolio Holdings (As of 12/31/18 based on total investments)

	Equities	68.62%
1.	Industrials	12.94%
2.	Consumer Discretionary	10.58%
3.	Communication Services	9.78%
4.	Health Care	8.98%
5.	Financials	8.73%
6.	Information Technology	6.93%
7.	Energy	5.57%
8.	Consumer Staples	5.11%
9.	Corporate Bonds	28.98%
10.	Preferred Stock	2.40%
Total Returns (For the year ended 12/31/18)
Class A	–9.78%
Class C	–10.45%

S&P 500® Index[1]	–4.38%
Barclays Capital U.S. Intermediate Corporate Bond Index[1]	–0.23%

Current expense ratio: 5.16% (A); 5.91% (C). Prospectus expense ratio: 4.76% (A); 5.52% (C).2

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

1  The S&P 500® Index is an unmanaged, market capitalization weighted index which measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses. The Barclays Capital U.S. Intermediate Corporate Bond Index is an unmanaged index of publicly issued investment grade U.S. corporate bonds with one to ten years to maturity. It is not possible to invest directly in either Index.

2  "Current" expense ratio is as of 12/31/18. "Prospectus" expense ratio is for the fiscal year ended 12/31/17.

Pacific Advisors

  Balanced Fund (unaudited) continued

Discussion with Portfolio Managers  February 26, 2019

George A. Henning and Jingjing Yan, CFA

Fund Strategy

The Fund is designed for investors seeking to participate in the equity markets with reduced volatility. The Fund's strategy combines high-quality stocks across all market capitalizations with investment-grade corporate bonds. We identify leading, well-managed companies that generate high returns on capital and consistent earnings over a full economic cycle. We look to purchase stocks at a discount to our internal price targets with the expectation that, as the companies' growth strategies unfold, the stocks will appreciate over the medium-to-long-term. The Fund may experience periods of underperformance when short-term market trends overshadow long-term outlooks; yet, over time, performance should reflect the strength of these companies as they demonstrate the ability to grow through various economic and business cycles.

We manage the Fund's asset allocation based on our assessment of risk-appropriate investments in the context of the overall economic, market, and interest rate outlook. This balanced approach enables the Fund to take advantage of specific growth opportunities while reducing overall risk.

Fund Performance

Class A shares of the Fund lost 12.52% in the second half of 2018 to underperform both the Fund's equity benchmark, the S&P 500® Index (-7.78%), and fixed income benchmark, the Barclays Capital U.S. Intermediate Corporate Bond Index (1.39%).

The equity portion of the Fund includes a 47% allocation to large cap stocks; mid-cap stocks and small cap stocks represent 23% and 30%, respectively. Despite the mid-cap and small cap stock allocations, the Fund's one-year beta1, as compared against the S&P 500® Index, was 0.78. The results are in-line with the Fund's investment objective of participating in the equity markets with reduced volatility. The Fund's fixed income holdings remained concentrated in investment-grade issuers and shorter-term maturities (less than five years); its conservative positioning helped minimize the impact of rising interest rates.

What Helped/Hurt Performance2

The Fund's top contributors to returns during the first half of the year were Spirit Airlines (+59.3%), O'Reilly Automotive (+25.9%) and Verizon Communications. Spirit Airlines reported a 65% increase in year-over-year earnings; the leading ultra-low cost airline added eleven flight routes in 2018 (for a total of 71) and increased per-passenger revenues. The company offers Bare Fare® à la carte ticket pricing to add customized options. O'Reilly Automotive, a specialty retailer of automotive aftermarket parts, tools, and supplies reported a 40% growth in quarterly earnings per share over the prior year period. The company, which sells products to do-it-yourself customers and professionals, continues its store expansion agenda with 200 store openings in 2018 and a similar target for 2019. As of year-end, O'Reilly operated 5,219 stores in 47 states. Verizon Communications (4.03% dividend yield) rose 14.3% as the company reported 6+% growth in wireless revenues and prepared for the introduction of 5G wireless technology.

1  "Beta" measures volatility relative to the stock market or an alternative benchmark. A beta less than 1.0 indicates lower risk than the market or the benchmark; a beta greater than 1.0 indicates higher risk than the market or the benchmark.

2  For detailed information on Fund holdings, please see the Fund's Schedule of Investments in this Report.

The Fund's most significant detractors to returns were Conn's, Noble Corporation and Core Laboratories. Conn's, a specialty retailer with 122 locations, reported earnings per share that met street expectations; and credit metrics continued to improve. The management team has completed the turnaround and is now pursuing a growth strategy including 12 to 15 new store openings in 2019; competition is primarily limited to "lease to own" companies whose products are more expensive. Despite strong results, the stock price fell 42.9% during the period including a 24% decline following the earnings release in early December. Offshore drilling contractor Noble Corporation declined 62.7% in the fourth quarter as investors anticipate a protracted recovery in drilling projects; the company, though, reported the beginning of a "meaningful increase in drilling activity." Core Laboratories provides patented services and products to increase production and recovery of oil and gas. Customers include oil companies involved in domestic, international, offshore and deepwater wells and reservoirs. An oversupply of crude oil precipitated the decline in oil prices (from $76 per barrel in mid-October to $43 in mid-December). Companies have been slow to approve new projects; as a result, Core Laboratories anticipates a "slowing of further project announcements until confidence in the balance of global crude-oil markets is restored." The stock declined 48.5% in the fourth quarter.

During the period, the Fund liquidated its position in FactSet, and trimmed or sold positions in several stocks including Healthcare Services Group, Zoetis, Spirit Airlines, and Conn's. The Fund initiated positions in Chevron, Citigroup, Abbvie, and DXP Enterprises.

Looking Ahead

The Fund is well-positioned to benefit from the equity market recovery as well as continued economic expansion. The Fund's diversified selection of investment grade corporate bonds with shorter-term maturities mitigates volatility within the equity allocation and provides a balanced overall return.

A stable outlook for oil prices and interest rates should provide a measure of confidence for customers of companies in energy-related service companies and other segments of the economy such as transportation, industrial products and consumer spending. These conditions would benefit the Fund's holdings in DXP Enterprises, Core Laboratories, Noble Energy and Triton International. And, banks and financial services companies should be able to profit from the recent interest rate increases on loans and investments; here, Citigroup, East West Bancorp, and Signature Bank are well positioned.

Company outlooks reveal the benefits of a lower corporate tax rate on their strategic plans and growth expectations. And yet, the continuing uncertainties related to trade and tariff issues have the potential to dampen growth expectations; the resolution of these concerns would remove a dark cloud over both the markets and consumers. Even so, opportunities remain for price appreciation in undervalued areas of the equity markets, and also for interest rates to rise in response to economic growth; together, these factors should benefit the Fund's investment returns.

Pacific Advisors

  Balanced Fund (unaudited) continued

Change in Value of $10,000 Investment1

This chart compares the growth of a $10,000 investment in Class A shares of the Balanced Fund for the period January 1, 2009 through December 31, 2018 with the same investment in the S&P 500® Index2 and the Barclays Capital U.S. Intermediate Corporate Bond Index3.

Average Annual Compounded Returns as of December 31, 2018

	Class A	Class C	S&P 500® Index	Barclays Capital U.S. Intermediate Corporate Bond Index
One Year	–14.97%	–11.35%	–4.38%	–0.23%
Five Year	–6.33%	–5.93%	8.49%	2.61%
Ten Year	2.81%	2.64%	13.12%	5.31%

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns include reinvested dividends and capital gains. Returns for Class A shares reflect a maximum front-end sales charge of 5.75%; and returns for Class C shares reflect the deduction of a contingent deferred sales charge of 1% on shares sold within the first year of purchase. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Call (800) 989-6693 for the most recent month-end performance.

1  Fund results are shown for Class A shares and reflect deduction of the maximum front-end sales charge of 5.75% on the $10,000 investment for a net amount invested of $9,425. At the end of the same period, a $10,000 investment in Class C shares would have been valued at $12,976, and no contingent deferred sales charges would apply. Performance of the share classes will vary based on the difference in charges and expenses. The inception date is 02/08/93 for Class A shares and 04/01/98 for Class C shares. It is not possible to invest directly in either Index. Index results assume reinvestment of dividends, but, unlike the Fund's results, do not reflect sales charges, fees or expenses.

2  The Standard & Poor's 500® Index is an unmanaged, market capitalization weighted index which measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy.

3  The Barclays Capital U.S. Intermediate Corporate Bond Index is an unmanaged index of publicly issued investment grade U.S. corporate bonds with one to ten years to maturity.

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account, and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account, and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/18	Ending Account Value 12/31/18	Expense Paid During Period 07/01/18 – 12/31/18
Balanced Fund Class A
Actual	$1,000.00	$874.80	$24.38
Hypothetical (5% return before expense)	$1,000.00	$999.19	$26.00
Balanced Fund Class C
Actual	$1,000.00	$871.50	$27.88
Hypothetical (5% return before expense)	$1,000.00	$995.41	$29.72

4  Expenses are equal to the Fund's annualized expense ratio of 5.16% for Class A shares and 5.91% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Pacific Advisors

  Large Cap Value Fund (unaudited)

Fund Objective:  Long-term capital appreciation.

Investment  Invests at least 80% of its assets in large cap companies that are, at the time of
Strategy:  purchase, within the market cap range of companies in the S&P 500® Index1.

Investor Profile:  Conservative equity. Growth-oriented with a long-term investment horizon.

Please see the Chairman's Letter for a detailed market and economic review as well as the Manager's general market outlook.

Portfolio Holdings (As of 12/31/18 based on total investments)

	Equities	100.00%
1.	Information Technology	21.23%
2.	Industrials	16.73%
3.	Consumer Staples	15.89%
4.	Consumer Discretionary	14.62%
5.	Financials	13.98%
6.	Communication Services	12.31%
7.	Health Care	4.10%
8.	Energy	1.14%
Total Returns (For the year ended 12/31/18)
Class A	–8.40%
Class C	–9.08%

S&P 500® Index	–4.38%

Current expense ratio: net 4.12% (A), 4.87% (C); gross 4.87% (A), 5.62% (C). Prospectus expense ratio: net 3.78% (A), 4.53% (C); gross 4.53% (A); 5.27% (C).2

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

The Fund's investment adviser is waiving a portion of its management fees pursuant to an Expense Limitation Agreement. The waiver may be discontinued at any time with ninety days written notice in consultation with the Fund's board, but is expected to continue at current levels. Please see the Notes to Financial Statements in this report for details. Performance shown reflects the waiver, without which the results would have been lower.

1  The Standard & Poor's 500® Index is an unmanaged, market capitalization weighted index which measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses. It is not possible to invest directly in the Index.

2  "Current" expense ratio is as of 12/31/18. "Prospectus" expense ratio is for the fiscal year ended 12/31/17.

Discussion with Portfolio Manager  February 26, 2019

Samuel C. Coquillard

Fund Strategy

The Fund uses a value-oriented, focused portfolio strategy (26 holdings as of 12/31/18) to invest in more conservative, less volatile U.S. stocks that pay attractive dividends. The Fund seeks to achieve long-term capital appreciation with reduced volatility. Holdings concentrate on mega-cap stocks of well-managed companies with dominant market positions, strong financials, and track records of steady growth. The weighted average market capitalization of Fund holdings ($284 billion as of 12/31/18) is over six times larger than the average of the benchmark S&P 500® Index. The mega-cap emphasis helps achieve stable total returns with moderate volatility relative to the broader market; as of December 31st, the Fund's three- and five-year betas1 were 1.00 and 1.02, respectively; the Fund's one-year beta was 1.06. The weighted average dividend yield was 2.0%; several holdings, including AT&T, ExxonMobil, MetLife, Proctor & Gamble, Coca-Cola, Wells Fargo, and United Parcel Service, paid dividends in excess of 3.00%.

Fund Performance

For the second half of 2018, Class A shares declined 5.05% to outperform the benchmark S&P 500® Index's 7.78% decline. The Fund's combination of stock selection and sector allocation in Information Technology, Consumer Staples, Financials, Consumer Discretionary, Communication Services, and Energy outperformed the Index's results in each of these sectors. In particular, the Fund's overweighting in Consumer Staples companies, such as Coca-Cola, Walmart and Proctor & Gamble, and holdings in Johnson & Johnson and McDonald's benefitted the Fund.

The Fund's positioning in mega-cap holdings is suitable for investors who want to participate in the equity markets while incurring lower volatility. The Fund will typically outperform its benchmark during a correction or bear market and trail during a strong bull market.

What Helped/Hurt Performance2

The Fund's top three contributors to returns during the first half of the year were McDonald's (+14.7%), Proctor & Gamble (+19.9%), and Berkshire Hathaway Class B (+9.4%). McDonald's (2.28% dividend yield) reported a 4.2% increase in global comparable sales and thirteen consecutive quarters of positive global comparable sales. The company operates 37,000 stores in 100 countries. Proctor & Gamble (3.0% dividend yield) rose 19.9% during the period as reported earnings were consistent with analysts' forecasts. The company completed the acquisition of the consumer health business of Merck KGaA for approximately 3.4 billion euros; the acquisition expands the product portfolio and global scale of over-the-counter products. The holding company Berkshire Hathaway owns over 70 subsidiary companies involved in railroads, utilities, energy, insurance, re-insurance, real estate and many other businesses; subsidiaries operate on a decentralized basis. Class B shares of the company rose as much as 19.9% during the period before selling off in the fourth quarter.

1  "Beta" measures volatility relative to the stock market or an alternative benchmark. A beta less than 1.0 indicates lower risk than the market or the benchmark; a beta greater than 1.0 indicates higher risk than the market or the benchmark.

2  For detailed information on Fund holdings, please see the Fund's Schedule of Investments in this Report.

Pacific Advisors

  Large Cap Value Fund (unaudited) continued

The Fund's most significant detractors during the period were FedEx, Apple and Citigroup. FedEx lost 33% in the fourth quarter as the company reported cost-cutting initiatives, including buyouts, in response to lower shipping revenues in Europe and Asia; also the company's recent acquisition in TNT Express underperformed. Apple stock declined sharply (-30.1% in the fourth quarter) as customers delayed upgrading to the latest product releases. The dramatic reversal of fortune for Apple and other technology stocks triggered selling which, in turn, created momentum for further selling. Higher interest rates would typically benefit bank stocks; and yet many Financials stocks, including Citigroup (-21% during the period) declined from mid-September highs as investors feared that higher interest rates would lead to an economic slowdown. As of year-end, and in comparison to the prior-year quarter, the company reported a 2% decrease in revenues, a 3% increase in loan balances, a 6% increase in deposits, and a 14% increase in adjusted net income.

During the period, the Fund took profits in exiting positions in American International Group and Kraft Heinz Company; no new positions were established.

Looking Ahead

The Fund is well-positioned to benefit from the recovery of the equity market as well as continued economic expansion. The Fund's conservative investment strategy and diversification of holdings across mega-cap companies should provide stability and growth through the market cycle.

A stable outlook for interest rates and modest economic expansion should provide a positive environment for growth-oriented areas of the economy including industrials, machinery and specialty retail. These conditions would benefit the Fund's holdings in Honeywell International, Illinois Tool Works, Home Depot, and FedEx. And, banks and financial services companies should be able to profit from the recent interest rate increases on loans and investments; here, Bank of America, Citigroup, Wells Fargo, and Berkshire Hathaway are well positioned. Also, household products (such as Proctor & Gamble and Walmart), and technology products or services with on-going revenue sources (including Microsoft, AT&T, and MasterCard) provide consistent earnings and dividend income.

Company outlooks reveal the benefits of a lower corporate tax rate on strategic plans and growth expectations. And yet, the continuing uncertainties related to trade and tariff issues have the potential to dampen growth expectations, especially for large multi-national companies; the resolution of these concerns would remove a dark cloud over both the equity markets and consumer sentiment. Even so, opportunities remain for price appreciation in the equity markets, and also for interest rates to rise in response to economic growth; together, these factors should benefit the Fund's investment returns.

Change in Value of $10,000 Investment1

This chart compares the growth of a $10,000 investment in Class A shares of the Large Cap Value Fund for the period January 1, 2009 through December 31, 2018 with the same investment in the S&P 500® Index2.

Average Annual Compounded Returns as of December 31, 2018

	Class A	Class C	S&P 500® Index
One Year	–13.68%	–9.99%	–4.38%
Five Year	3.65%	4.10%	8.49%
Ten Year	9.35%	9.19%	13.12%

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns include reinvested dividends and capital gains. Returns for Class A shares reflect a maximum front-end sales charge of 5.75%; and returns for Class C shares reflect the deduction of a contingent deferred sales charge of 1% on shares sold within the first year of purchase. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Call (800) 989-6693 for the most recent month-end performance.

1  Fund results are shown for Class A shares and reflect deduction of the maximum front-end sales charge of 5.75% on the $10,000 investment for a net amount invested of $9,425. At the end of the same period, a $10,000 investment in Class C shares would have been valued at $24,081, and no contingent deferred sales charges would apply. Performance of the share classes will vary based on the difference in charges and expenses. The inception date for Class A shares and Class C shares is 05/01/99. It is not possible to invest directly in either Index. Index results assume reinvestment of dividends, but, unlike the Fund's results, do not reflect sales charges, fees or expenses.

2  The Standard & Poor's 500® Index is an unmanaged, market capitalization weighted index which measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy.

Pacific Advisors

  Large Cap Value Fund (unaudited) continued

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account, and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account, and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/18	Ending Account Value 12/31/18	Expense Paid During Period 07/01/18 – 12/31/18
Large Cap Value Fund Class A
Actual	$1,000.00	$949.50	$23.93
Hypothetical (5% return before expense)	$1,000.00	$1,000.66	$24.56
Large Cap Value Fund Class C
Actual	$1,000.00	$945.80	$27.56
Hypothetical (5% return before expense)	$1,000.00	$996.87	$28.29

5  Expenses are equal to the Fund's annualized expense ratio, net of expense waivers, of 4.87% for Class A shares and 5.62% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Pacific Advisors

  Mid Cap Value Fund (unaudited)

Fund Objective:  Long-term capital appreciation.

Investment  Invests at least 80% of its assets in mid-cap companies that are, at the time of
Strategy:  purchase, within the market cap range of companies in the Russell Midcap® Index.1

Investor Profile:  Moderately aggressive. Growth-oriented with a long-term investment horizon.

Please see the Chairman's Letter for a detailed market and economic review as well as the Manager's general market outlook.

Portfolio Holdings (As of 12/31/18 based on total investments)

	Equities	100.00%
1.	Industrials	37.62%
2.	Consumer Discretionary	34.16%
3.	Energy	11.71%
4.	Financials	7.46%
5.	Information Technology	3.34%
6.	Health Care	3.21%
7.	Materials	2.49%
Total Returns (For the year ended 12/31/18)
Class A	–19.59%
Class C	–20.16%

Russell Midcap® Index	–9.06%

Current expense ratio: 5.33% (A); 6.08% (C). Prospectus expense ratio: 4.94% (A); 5.71% (C).2

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

1  The Russell Midcap® Index is an unmanaged, weighted measure of the 800 smallest companies within the Russell 1000® Index based on a combination of their market cap and current index membership. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect management fees or expenses. It is not possible to invest directly in the Index.

2  "Current" expense ratio is as of 12/31/18. "Prospectus" expense ratio is for the fiscal year ended 12/31/17.

Pacific Advisors

  Mid Cap Value Fund (unaudited) continued

Discussion with Portfolio Manager  February 26, 2019

George A. Henning

Fund Strategy

Mid-cap companies provide distinctive advantages for long-term investors by combining the strategic flexibility of smaller businesses with the economies of scale typically enjoyed by large corporations. The Fund uses a fundamental, bottom-up strategy to identify leading mid-cap companies with attractive opportunities for long-term appreciation. Our focused, value-oriented approach selects approximately 30 to 40 stocks; we expect to hold each investment for 3 to 5 years, or longer. Our long-term investment horizon typically reduces turnover and contributes to tax efficiency by minimizing the realization of short-term gains. For the year, the Fund's annualized turnover rate of 2% was lower than its five-year average annual turnover rate of 14.2%1.

Fund Performance

In the second half of the year, Class A shares declined -22.87% to underperform the benchmark Russell Midcap® Index's 11.94% loss. Fund holdings were impacted by the precipitous decline in the equities market at the end of the fourth quarter. The Fund's larger weighting in market sectors that typically respond well during periods of economic growth, such as Industrials, Energy, and Consumer Discretionary, weighed on performance; these sectors accounted for more than 83% of Fund assets compared to 31% for the benchmark. Fund holdings in these sectors, and in Financials, generated double-digit losses. In contrast, other, more conservative segments of the market, including Communication Services, Real Estate, and Utilities, experienced only modest losses; the Fund's lack of representation in these areas (0% weighting compared to 18.7% for the benchmark) hurt the Fund. Also, the precipitous decline in oil prices, from a high of $76 per barrel to $43 in December, drove an 8.8% loss in the Fund's Energy holdings (15.3% of assets) in the second half of the year.

What Helped/Hurt Performance2

The Fund's top contributors to returns during the second half of the year were Spirit Airlines (+59.3%), O'Reilly Automotive (+25.9%), and Monro, Inc. (+19.0). Spirit Airlines reported a 65% increase in year-over-year earnings; the leading ultra-low cost airline added eleven flight routes in 2018 (for a total of 71) and increased per-passenger revenues. The company offers Bare Fare® à la carte ticket pricing to add customized options. O'Reilly Automotive, a specialty retailer of automotive aftermarket parts, tools, and supplies reported a 40% growth in quarterly earnings per share over the prior year period. The company, which sells products to do-it-yourself customers and professionals, continues its store expansion agenda with 200 store openings in 2018 and a similar target for 2019. As of year-end, O'Reilly operated 5,219 stores in 47 states. Monro, Inc., formerly Monro Muffler Brake Inc., operates over 1,150 auto service and tire centers in 28 states. During the third quarter, the company reported a 25.0% year-over-year increase in earnings per share and announced the acquisition of 18 stores. Munro offers tire installation services at over 400 locations under its expanded collaboration with Amazon's ship-to-store option.

1  Annual turnover: 9% (2017); 13% (2016); 25% (2015); and 22% (2014).

2  For detailed information on Fund holdings, please see the Fund's Schedule of Investments in this Report.

The Fund's most significant detractors to returns were Noble Corporation, Conn's, and Helix Energy. Offshore drilling contractor Noble Corporation declined 62.7% in the fourth quarter as investors anticipate a protracted recovery in offshore drilling projects; the company, though, reported the beginning of a "meaningful increase in drilling activity." Conn's, a specialty retailer with 122 locations, reported earnings per share that met street expectations; and credit metrics continued to improve. The management team has completed the turnaround and is now pursuing a growth strategy including 12 to 15 new store openings in 2019; competition is primarily limited to "lease to own" companies whose products are more expensive. Despite strong results, the stock price fell 42.9% during the period due to fears that delinquency rates would increase with higher interest rates. Helix Energy, a provider of subsea construction, maintenance and salvage services for the offshore natural gas and oil industry, offers a savings advantage relative to the cost of new drilling programs. The company has been building a backlog of projects which improve well efficiency, a critical benefit during periods of low oil prices. The stock declined 34% in December as investors sold Energy stocks despite expectations that the production cutbacks announced by OPEC, and more disciplined spending by fracking companies, would rebalance supply and demand.

During the period, the Fund sold Keurig Dr Pepper following the completion of the Dr Pepper Snapple merger with Keurig Green Mountain. The Fund also trimmed positions in other holdings, including Conn's, Tractor Supply Company and Spirit Airlines, to lock in profits. The risk management process actively manages each position as it approaches the Fund's estimation of fair value and targeted allocation. The Fund will continue to hold positions in companies which maintain favorable fundamental outlooks for long-term appreciation potential.

Looking Ahead

Each of the major concerns which contributed to the December selloff in the equity markets has moderated: the Federal Reserve announced a pause in interest rate increases; production cuts have enabled oil prices to stabilize in the $50-$60 dollar per barrel range; and negotiations over trade tariffs continue.

Moderate global economic growth provides a favorable outlook for the Fund's portfolio holdings. Many companies are optimistic of growth opportunities, especially those which utilized corporate tax reform to invest in new strategies. Oil price stability should enable energy-related businesses to expand operations. Firms such as Helix Energy, Noble, and TechnipFMC should experience greater demand for their drilling rigs and subsea, engineering and construction services. For many companies, the recovery from the energy-related slowdown is still in the early stages; here, Fund holdings continue to offer significant price appreciation potential. Increased activity in the Industrial sector should generate higher revenues for a variety of Fund holdings such as Genesee & Wyoming and Kirby. Also, consumer spending continues to produce favorable results for O'Reilly Automotive, Tractor Supply, Spirit Airlines and other portfolio holdings.

Uncertainties related to trade disagreements continue to cast a shadow on the business environment; if left unresolved, they will likely dampen economic growth. The markets, and most business leaders, though, anticipate that negotiations will ultimately lead to resolution of these issues. Once these concerns fade, the positive environment will encourage investors to seek opportunities in undervalued stocks with the potential for significant price appreciation.

Pacific Advisors

  Mid Cap Value Fund (unaudited) continued

Change in Value of $10,000 Investment1

This chart compares the growth of a $10,000 investment in Class A shares of the Mid Cap Value Fund for the period January 1, 2009 through December 31, 2018 with the same investment in the Russell Midcap® Index2.

Average Annual Compounded Returns as of December 31, 2018

	Class A	Class C	Russell Midcap® Index
One Year	–24.19%	–20.96%	–9.06%
Five Year	–8.10%	–7.70%	6.26%
Ten Year	4.01%	3.81%	14.03%

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns include reinvested dividends and capital gains. Returns for Class A shares reflect a maximum front-end sales charge of 5.75%; and returns for Class C shares reflect the deduction of a contingent deferred sales charge of 1% on shares sold within the first year of purchase. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Call (800) 989-6693 for the most recent month-end performance.

1  Fund results are shown for Class A shares and reflect deduction of the maximum front-end sales charge of 5.75% on the $10,000 investment for a net amount invested of $9,425. At the end of the same period, a $10,000 investment in Class C shares would have been valued at $14,538, and no contingent deferred sales charges would apply. Performance of the share classes will vary based on the difference in charges and expenses. The inception date for Class A shares and Class C shares is 04/01/02. It is not possible to invest directly in either Index. Index results assume reinvestment of dividends, but, unlike the Fund's results, do not reflect sales charges, fees or expenses.

2  The Russell Midcap® Index is an unmanaged, weighted measure of the 800 smallest companies within the Russell 1000® Index based on a combination of their market cap and current index membership.

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account, and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account, and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/18	Ending Account Value 12/31/18	Expense Paid During Period 07/01/18 – 12/31/18
Mid Cap Value Fund Class A
Actual	$1,000.00	$771.30	$23.80
Hypothetical (5% return before expense)	$1,000.00	$998.34	$26.85
Mid Cap Value Fund Class C
Actual	$1,000.00	$768.50	$27.10
Hypothetical (5% return before expense)	$1,000.00	$994.56	$30.57

3  Expenses are equal to the Fund's annualized expense ratio of 5.33% for Class A shares and 6.08% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Pacific Advisors

  Small Cap Value Fund (unaudited)

Fund Objective:  Capital appreciation through investment in small cap companies.

Investment  Invests at least 80% of its assets in small cap companies which are, at the time of
Strategy:  purchase, not greater than the highest market capitalization of companies within the Russell 2000® Index1. Generally invests a significant proportion of its assets in companies with market capitalizations that are, at the time of purchase, not greater than the highest market capitalization of companies in the Russell Microcap® Index1 (which are often referred to as "micro-cap" stocks).

Investor Profile:  Aggressive. Opportunity-oriented with a long-term investment horizon.

Please see the Chairman's Letter for a detailed market and economic review as well as the Manager's general market outlook.

Portfolio Holdings (As of 12/31/18 based on total investments)

	Equities	100.00%
1.	Industrials	41.11%
2.	Energy	25.70%
3.	Consumer Discretionary	19.42%
4.	Financials	7.86%
5.	Consumer Staples	5.90%
Total Returns (For the year ended 12/31/18)
Class A	–18.74%
Class C	–19.32%
Class I	–18.52%

Russell 2000® Index	–11.01%

Current expense ratio: 4.40% (A); 5.15% (C); 4.41% (I). Prospectus expense ratio: 4.08% (A); 4.84% (C); 3.85% (I).2

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Rankings shown are for Class A shares; rankings for other share classes may be different. Returns and rankings do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. Small cap companies typically have fewer financial resources and may carry higher investment risks and experience greater stock price volatility than larger stocks.

1  The Russell 2000® Index is an unmanaged, market-weighted measure of the 2,000 smallest companies of the Russell 3000® Index which represents approximately 98% of the investable U.S. equity market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect management fees or expenses. The Russell Microcap® Index is an unmanaged, market capitalization weighted measure of the 1,000 smallest publicly traded companies within the Russell 2000® Index, plus the next smallest 1,000 U.S. based listed stocksIt is not possible to invest directly in either Index.

2  "Current" expense ratio is as of 12/31/18. "Prospectus" expense ratio is for the fiscal year ended 12/31/17.

Discussion with Portfolio Manager  February 26, 2019

George A. Henning

Fund Strategy

The Fund employs a value-oriented approach to identify when high-quality, well-managed companies with attractive growth outlooks become undervalued. Periods of heightened market volatility often create opportunities to strategically invest in these companies for long-term appreciation. The Fund takes a business ownership view in seeking to identify stocks that are undervalued or temporarily out-of-favor and have a catalyst for multi-year growth. The Fund focuses on a limited number of small cap stocks (typically 25 to 50 holdings), including a significant number of micro-cap stocks which tend to attract limited analyst attention. Investing in small and micro-cap stocks may contribute to above-average volatility; yet, smaller, well-positioned companies can provide superior long-term results. Partly due to the strategic allocation to undervalued micro-cap stocks, the Fund's one-year beta1 was 1.29, as of December 31st, in comparison to the Russell 2000® Index.

Fund Performance

In the second half of 2018, Class A shares fell 24.87% to underperform the benchmark Russell 2000® Index's 17.92% loss. The market selloff in the fourth quarter reversed the Fund's stellar performance through the third quarter.

A continued upswing in global economic growth, combined with tax reform and deregulation boosted revenue and earnings for small cap companies. The Fund's larger weighting in market sectors that typically respond well during periods of economic growth, such as Industrials, Energy, and Consumer Discretionary, weighed on performance; these sectors accounted for more than 86% of Fund assets compared to a weighting of less than 32% for the benchmark. Fund holdings in these sectors, and in Financials, generated double-digit losses. In contrast, other, more conservative segments of the market, including Communication Services, Real Estate, and Utilities, experienced only modest losses; the Fund's lack of representation in these areas (0% weighting compared to 13.7% for the benchmark) hurt the Fund. Also, the precipitous decline in oil prices, from a high of $76 per barrel to $43 in December, drove a 4.4% loss in the Fund's Energy holdings (23% of assets) in the second half of the year.

What Helped/Hurt Performance2

The Fund's top contributors to returns during the second half of the year were North American Construction Group (+50.1%), Chef's Warehouse (+12.2%), and Triton International (+4.3%). North American Construction Group, a provider of heavy construction mining, oil sands and infrastructure services in Canada, rose over 60% in the third quarter. The company announced a 67% revenue increase over the prior year quarter. The company is constructing a new maintenance facility in Edmonton to service heavy construction vehicles. The company also announced the acquisition of a 49% ownership interest in Nuna Logistics, a civil construction and contract mining company; and, in mid-December, the company announced the acquisition of thirty-one used ultra-class haul trucks under a long-term purchase arrangement with an existing oil sands client. Additional acquisitions may further accelerate growth in revenues and profits. Chef's Warehouse, a specialty foods distributer, credited the growth in e-commerce

1  "Beta" measures volatility relative to the stock market or an alternative benchmark. A beta less than 1.0 indicates lower risk than the market or the benchmark and a beta greater than 1.0 indicates higher risk than the market or the benchmark.

2  For detailed information on Fund holdings, please see the Fund's Schedule of Investments in this Report.

Pacific Advisors

  Small Cap Value Fund (unaudited) continued

and the continued success of independent restaurants in reporting increased profits and sales. The acquisition in August 2017 of Fells Point Wholesale Meats, a distributor of high-end meats, contributed more than 60% of the company's 11% sales growth in the most recent quarter over the prior year period. Triton International, the world's largest container leasing company, reported strong results including a 98.7% utilization rate. On average, the leases for the container fleet are approximately seven years; in 2018, Triton ordered $1.5 billion of new containers for long-term leases. Customers believe that trade tariffs will not significantly impact overall shipping volumes as forecasters project trade growth in 2019. At year-end, the company's dividend yielded over 6%.

The Fund's most significant detractors to returns were Conn's, Helix Energy Solutions, and Noble Corporation. Conn's, a specialty retailer with 122 locations, reported earnings per share that met street expectations; and credit metrics continued to improve. The management team has completed the turnaround and is now pursuing a growth strategy including 12 to 15 new store openings in 2019; competition is primarily limited to "lease to own" companies whose products are more expensive. Despite strong results, the stock price fell 42.9% during the period due to fears that delinquency rates would increase with higher interest rates. Helix Energy, a provider of subsea construction, maintenance and salvage services for the offshore natural gas and oil industry, offers a cost advantage relative to the cost of new drilling programs. The company has been building a backlog of projects which improve well efficiency, a critical benefit during periods of low oil prices. The stock declined 34% in December as investors sold Energy stocks despite expectations that the production cutbacks announced by OPEC, and more disciplined spending by fracking companies, would rebalance supply and demand. Offshore drilling contractor Noble Corporation declined 62.7% in the fourth quarter as investors anticipate a protracted recovery in drilling projects; the company, though, reported the beginning of a "meaningful increase in offshore drilling activity." During the period, the Fund exited positions in Insteel Industries and Parker Drilling, and trimmed holdings in several positions including Orion Group Holdings, Darling Ingredients, Chefs' Warehouse, and Conn's. The risk management process actively manages each holding relative to the Fund's estimation of fair value and targeted allocation. If a company maintains favorable fundamental outlooks, the Fund may continue to hold the position for long-term appreciation potential. As previously mentioned, the Fund's allocation to Conn's appreciated to a significantly higher than normal allocation; the Fund reduced the position while continuing to participate in the stock's price appreciation. The Fund utilized the sales proceeds to initiate positions in specialty retailer At Home Group and Independence Contract Drilling.

Looking Ahead

The Fund is well-positioned to benefit from the recovery of the equity market as well as continued economic expansion. In particular, the stability of oil prices in the $50-$60 per barrel range will encourage customers of energy services companies and other segments of the economy such as transportation, industrial products and consumer spending. For many companies, the recovery from the energy-related slowdown is still in the early stages; here, Fund holdings continue to offer significant price appreciation potential. Also, company commentaries are providing more details which reveal the benefits of a lower corporate tax rate on their strategic plans and growth expectations. The resolution of trade-tariff related concerns would benefit many companies as the lack of clarity on these issues remains a dark cloud.

Analysts have long-anticipated the transition of investors from growth-oriented stocks, including the technology-heavy Nasdaq stocks, to value-oriented stocks. After several years of relative underperformance, investors may acknowledge the opportunities for price appreciation in small cap companies, especially in the heavily discounted value-oriented stocks. Projections of even modest GDP growth should provide favorable conditions for the Fund's portfolio holdings to appreciate from current levels.

Change in Value of $10,000 Investment1

This chart compares the growth of a $10,000 investment in Class A shares of the Small Cap Value Fund for the period January 1, 2009 through December 31, 2018 with the same investment in the Russell 2000® Index2.

Average Annual Compounded Returns as of December 31, 2018

	Class A	Class C	Class I	Russell 2000® Index
One Year	–23.42%	–20.12%	–18.52%	–11.01%
Five Year	–9.77%	–9.38%	–8.45%	4.41%
Ten Year	6.70%	6.53%	7.88%	11.97%

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns include reinvested dividends and capital gains. Returns for Class A shares reflect a maximum front-end sales charge of 5.75%; and returns for Class C shares reflect the deduction of a contingent deferred sales charge of 1% on shares sold within the first year of purchase. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. Small cap stocks typically have fewer financial resources and may carry higher risks and experience greater volatility than large cap stocks. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Call (800) 989-6693 for the most recent month-end performance.

1  Fund results are shown for Class A shares and reflect deduction of the maximum front-end sales charge of 5.75% on the $10,000 investment for a net amount invested of $9,425. At the end of the same period, a $10,000 investment in Class C shares and Class I shares would have been valued at $18,821, and $21,348, respectively, and no contingent deferred sales charges would apply. The inception date is 02/08/93 for Class A shares; 04/01/98 for Class C shares; and 10/09/06 for Class I shares. Performance of the share classes will vary based on the difference in charges and expenses. It is not possible to invest directly in the Index. Index results assume reinvestment of dividends, but, unlike the Fund's results, do not reflect sales charges, commissions or expenses.

2  The Russell 2000® Index is an unmanaged, weighted measure of the 2,000 smallest companies within the Russell 3000® Index.

Pacific Advisors

  Small Cap Value Fund (unaudited) continued

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account, and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, death, extended hospital or nursing home care, or other serious medical conditions; (c) redemptions of shares acquired through dividend or capital gains reinvestments; (d) loans from a qualified plan account; and (e) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/18	Ending Account Value 12/31/18	Expense Paid During Period 07/01/18 – 12/31/18
Small Cap Value Class A
Actual	$1,000.00	$751.30	$19.42
Hypothetical (5% return before expense)	$1,000.00	$1,003.02	$22.21
Small Cap Value Class C
Actual	$1,000.00	$748.40	$22.70
Hypothetical (5% return before expense)	$1,000.00	$999.24	$25.95
Small Cap Value Class I
Actual	$1,000.00	$752.30	$19.48
Hypothetical (5% return before expense)	$1,000.00	$1,002.97	$22.26

3  Expenses are equal to the Fund's annualized expense ratio of 4.40% for Class A shares, 5.15% for Class C shares and 4.41% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Pacific Advisors Fund Inc.

Financial Statements

Pacific Advisors Income and Equity Fund

Schedule of Investments

as of December 31, 2018

Quantity or Principal**	Description	Variable Rate	Current $ Value**	% of Total Net Assets
COMMON STOCK
COMMUNICATION SERVICES				5.02
DIVERSIFIED TELECOMMUNICATION SERVICES
7,000	AT&T INC.		199,780
4,000	VERIZON COMMUNICATIONS INC.		224,880
			424,660	3.31
MEDIA
3,000	OMNICOM GROUP INC.		219,720
			219,720	1.71
CONSUMER DISCRETIONARY				5.72
DISTRIBUTORS
1,750	GENUINE PARTS CO.		168,035
			168,035	1.31
MULTILINE RETAIL
3,000	KOHLS CORP.		199,020
3,000	TARGET CORP.		198,270
			397,290	3.10
TEXTILES, APPAREL & LUXURY GOODS
5,000	TAPESTRY INC.		168,750
			168,750	1.31
CONSUMER STAPLES				6.29
BEVERAGES
3,500	COCA-COLA CO.		165,725
			165,725	1.29
FOOD & STAPLES RETAILING
3,000	CVS HEALTH CORP.		196,560
2,700	SYSCO CORP.		169,182
			365,742	2.85
HOUSEHOLD PRODUCTS
3,000	PROCTER & GAMBLE CO.		275,760
			275,760	2.15
ENERGY				3.31
ENERGY EQUIPMENT & SERVICES
3,000	SCHLUMBERGER LTD		108,240
			108,240	0.84

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income and Equity Fund

Schedule of Investments

as of December 31, 2018

Quantity or Principal**	Description	Variable Rate	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
OIL, GAS & CONSUMABLE FUELS
1,500	CHEVRON CORP.		163,185
2,250	EXXON MOBIL CORP.		153,427
			316,612	2.47
FINANCIALS				6.84
BANKS
4,500	U.S. BANCORP		205,650
3,000	WELLS FARGO & CO.		138,240
			343,890	2.68
CAPITAL MARKETS
250	BLACKROCK INC.		98,205
1,750	T. ROWE PRICE GROUP INC.		161,560
			259,765	2.02
INSURANCE
2,500	METLIFE INC.		102,650
2,100	PRUDENTIAL FINANCIAL		171,255
			273,905	2.14
HEALTH CARE				5.10
BIOTECHNOLOGY
2,500	ABBVIE INC.		230,475
			230,475	1.79
PHARMACEUTICALS
1,600	JOHNSON & JOHNSON		206,480
5,000	PFIZER INC.		218,250
			424,730	3.31
INDUSTRIALS				5.46
AEROSPACE & DEFENSE
600	LOCKHEED MARTIN CORP.		157,104
			157,104	1.22
AIR FREIGHT & LOGISTICS
1,750	UNITED PARCEL SERVICE, INC. B		170,678
			170,678	1.33

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income and Equity Fund

Schedule of Investments

as of December 31, 2018

Quantity or Principal**	Description	Variable Rate	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
INDUSTRIAL CONGLOMERATES
120	GARRETT MOTION INC.*		1,481
1,200	HONEYWELL INTERNATIONAL INC.		158,544
200	RESIDEO TECHNOLOGIES INC.*		4,110
			164,135	1.28
TRADING COMPANIES & DISTRIBUTORS
4,000	FASTENAL COMPANY		209,160
			209,160	1.63
INFORMATION TECHNOLOGY				5.70
COMMUNICATIONS EQUIPMENT
5,000	CISCO SYSTEMS INC.		216,650
			216,650	1.69
IT SERVICES
1,500	INT'L BUSINESS MACHINES CORP.		170,505
			170,505	1.33
SEMICONDUCTORS & EQUIPMENT
3,000	INTEL CORP.		140,790
			140,790	1.10
SOFTWARE
2,000	MICROSOFT CORP.		203,140
			203,140	1.58
MATERIALS				0.92
CHEMICALS
2,205	DOWDUPONT INC.		117,923
			117,923	0.92
UTILITIES				3.54
ELECTRIC UTILITIES
2,000	DUKE ENERGY CORP.		172,600
			172,600	1.34
MULTI-UTILITIES
2,500	DOMINION ENERGY INC.		178,650
2,000	PUBLIC SERVICE ENTERPRISE GROUP INC		104,100
			282,750	2.20
TOTAL COMMON STOCK (Cost: $4,912,519)			6,148,734	47.90

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income and Equity Fund

Schedule of Investments

as of December 31, 2018

Quantity or Principal**	Description	Variable Rate	Current $ Value**	% of Total Net Assets
CORPORATE BOND
CONSUMER DISCRETIONARY				6.26
AUTOMOBILES
200,000	HYUNDAI CAPITAL AMER 3.10% 04/05/22		195,222
			195,222	1.52
DIVERSIFIED CONSUMER SERVICES
150,000	BLOCK FINANCIAL LLC 4.125% 10/01/20		151,244
			151,244	1.17
HOUSEHOLD DURABLES
150,000	TUPPERWARE BRANDS CORP. 4.75% 06/01/21		153,674
			153,674	1.20
INTERNET & CATALOG RETAIL
150,000	EXPEDIA INC. 5.95% 08/15/20		154,978
			154,978	1.21
MULTILINE RETAIL
150,000	MACYS RETAIL 3.45% 01/15/21		148,710
			148,710	1.16
CONSUMER STAPLES				1.94
FOOD & STAPLES RETAILING
100,000	CVS HEALTH CORP. 2.80% 07/20/20		99,098
150,000	DELHAIZE GROUP SA 4.125% 04/10/19		149,551
			248,649	1.94
ENERGY				2.74
ENERGY EQUIPMENT & SERVICES
100,000	PRIDE INTERNATIONAL INC. 6.875% 08/15/20		101,250
150,000	ROWAN COMPANY INC. 7.875% 08/01/19		148,500
			249,750	1.95
OIL, GAS & CONSUMABLE FUELS
100,000	ENERGY TRANSFER PARTNERS 9.00% 04/15/19		101,688
			101,688	0.79
FINANCIALS				13.78
BANKS
100,000	BANK OF AMERICA CORP. 4.777% 03/19/20***	CPI YOY+2.50%	97,625
100,000	BANK OF AMERICA CORP. 4.57% 09/28/20***	3 MONTH LIBOR+1.76%	100,580
122,000	BANK OF AMERICA CORP. 4.027% 07/07/21***	CPI YOY+1.75%	119,865
150,000	BARCLAY BANK PLC 3.945% 04/18/21***	3 MONTH LIBOR+1.50%	149,325
94,000	FULTON FINANCIAL CORP. 3.60% 03/16/22		93,368
125,000	JPMORGAN CHASE & CO. 4.522% 02/25/21***	CPI YOY+2.00%	124,937
			685,700	5.34

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income and Equity Fund

Schedule of Investments

as of December 31, 2018

Quantity or Principal**	Description	Variable Rate	Current $ Value**	% of Total Net Assets
CORPORATE BOND continued
CAPITAL MARKETS
100,000	GOLDMAN SACHS GROUP INC. 4.089% 08/26/20***	3 MONTH LIBOR+1.40%	99,336
200,000	HERCULES CAPITAL INC. 4.625% 10/23/22		195,170
100,000	MORGAN STANLEY 4.276% 04/25/23***	CPI YOY+2.00%	100,500
100,000	MORGAN STANLEY 3.477% 10/28/24***	CPI YOY+1.20%	95,250
100,000	OAKTREE SPECIALTY CORP.4.875% 03/01/19		99,952
150,000	STIFEL FINANCIAL CORP. 3.50% 12/01/20		149,984
			740,192	5.77
DIVERSIFIED FINANCIAL SERVICES
100,000	ICAHN ENTERPRISES 6.00% 08/01/20		99,875
150,000	JEFFERIES GRP LLC 3.00% 07/27/22****		142,558
			242,433	1.89
INSURANCE
100,000	PRUDENTIAL FINANCIAL INC. 4.277% 11/02/20***	CPI YOY+2.00%	101,000
			101,000	0.78
HEALTH CARE				4.70
BIOTECHNOLOGY
114,000	BAXALTA INC. 3.60% 06/23/22		113,135
			113,135	0.88
LIFE SCIENCES TOOLS & SERVICES
200,000	LIFE TECHNOLOGIES CORP. 6.00% 03/01/20		205,599
			205,599	1.60
PHARMACEUTICALS
100,000	TEVA PHARMACEUTICAL 3.65% 11/10/21		94,746
200,000	TEVA PHARMACEUTICAL 3.65% 11/10/21		189,493
			284,239	2.22
INDUSTRIALS				2.38
MACHINERY
150,000	HILLENBRAND INC. 5.50% 07/15/20		154,511
			154,511	1.20
PROFESSIONAL SERVICES
150,000	DUN & BRADSTREET CORP. 4.25% 06/15/20		151,407
			151,407	1.18

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income and Equity Fund

Schedule of Investments

as of December 31, 2018

Quantity or Principal**	Description	Variable Rate	Current $ Value**	% of Total Net Assets
CORPORATE BOND continued
INFORMATION TECHNOLOGY				4.62
ELECTRONIC EQUIPMENT & INSTRUMENTS
150,000	KEYSIGHT TECHNOLOGIES 3.30% 10/30/19		149,546
150,000	TECH DATA CORP. 3.70% 02/15/22		147,167
			296,713	2.31
SEMICONDUCTORS & EQUIPMENT
150,000	ANALOG DEVICES INC. 2.95% 01/12/21		148,684
150,000	QUALCOMM INC. 3.00% 05/20/22		147,570
			296,254	2.31
MATERIALS				0.78
CHEMICALS
100,000	INTL FLAVOR & FRAGRANCE 3.40% 09/25/20		100,077
			100,077	0.78
REAL ESTATE				4.72
HEALTH CARE REITS
150,000	OMEGA HLTHCARE INVESTORS 4.375% 08/01/23		150,632
			150,632	1.17
OFFICE REITS
150,000	CORPORATE OFFICE PROP 3.60% 05/15/23		145,554
150,000	GOV'T PROPERTIES INC. 4.00% 07/15/22		147,622
160,000	SL GREEN REALTY CORP. 4.50% 12/01/22		161,923
			455,099	3.55
TOTAL CORPORATE BOND (Cost: $5,453,450)			5,380,906	41.92
CONVERTIBLE CORPORATE BOND
FINANCIALS				1.89
CAPITAL MARKETS
150,000	BLACKROCK CAP INV CONV 5.00% 06/15/22		146,625
100,000	PROSPECT CAPITAL CORP. 4.95% 07/15/22		95,633
			242,258	1.89
TOTAL CONV. CORP. BOND (Cost: $255,176)			242,258	1.89

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Income and Equity Fund

Schedule of Investments

as of December 31, 2018

Quantity or Principal**	Description	Variable Rate	Current $ Value**	% of Total Net Assets
PREFERRED STOCK
FINANCIALS				8.29
BANKS
100,000	JPMORGAN CHASE & CO. 5.30% PFD*****	3 MONTH LIBOR+3.80%	98,750
100,000	JPMORGAN CHASE & CO. 5.00% PFD*****	3 MONTH LIBOR+3.32%	96,500
200,000	US BANCORP 5.125% PFD*****	3 MONTH LIBOR+3.486%	198,000
150,000	WELLS FARGO & CO. 7.98% PFD***	3 MONTH LIBOR+3.77%	149,062
			542,312	4.22
CAPITAL MARKETS
150,000	BANK OF NY MELLON 4.95% PFD*****	3 MONTH LIBOR+3.42%	146,250
200,000	CHARLES SCHWAB CORP. 4.625% PFD*****	3 MONTH LIBOR+3.315%	183,000
			329,250	2.57
INSURANCE
200,000	METLIFE INC. 5.25% PFD*****	3 MONTH LIBOR+3.575%	192,200
			192,200	1.50
TOTAL PREFERRED STOCK (Cost: $1,106,476)			1,063,762	8.29
INVESTMENT IN SECURITIES (Cost: $11,727,621)			12,835,660	100.00
OTHER ASSETS LESS LIABILITIES			403	-	******
TOTAL NET ASSETS			12,836,063	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

*** Variable rate security; the interest or dividend rate shown is the rate in effect as of December 31, 2018.

**** Step-Up bond; the interest rate shown is the rate in effect as of December 31, 2018.

***** Fixed to float rate security; the dividend rate is fixed for a certain period and then converts to a floating rate; the dividend rate shown is the fixed rate in effect as of December 31, 2018.

****** The percentage is less than 0.005% and rounded to 0.00%.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Balanced Fund

Schedule of Investments

as of December 31, 2018

Quantity or Principal**	Description	Variable Rate	Current $ Value**	% of Total Net Assets
COMMON STOCK
COMMUNICATION SERVICES				9.78
DIVERSIFIED TELECOMMUNICATION SERVICES
1,800	VERIZON COMMUNICATIONS INC.		101,196
			101,196	2.49
ENTERTAINMENT
1,000	WALT DISNEY CO.		109,650
			109,650	2.70
INTERACTIVE MEDIA & SERVICES
103	ALPHABET INC.*		107,630
600	FACEBOOK, INC.*		78,654
			186,284	4.59
CONSUMER DISCRETIONARY				10.58
SPECIALTY RETAIL
7,000	CONN'S INC.*		132,020
350	O'REILLY AUTOMOTIVE INC.*		120,516
450	ULTA BEAUTY, INC.*		110,178
			362,714	8.94
TEXTILES, APPAREL & LUXURY GOODS
900	NIKE INC.		66,726
			66,726	1.64
CONSUMER STAPLES				5.11
FOOD & STAPLES RETAILING
3,300	CHEFS' WAREHOUSE INC.*		105,534
500	COSTCO WHOLESALE		101,855
			207,389	5.11
ENERGY				5.58
ENERGY EQUIPMENT & SERVICES
800	CORE LABORATORIES N.V. ADR		47,728
23,200	NOBLE CORPORATION*		60,784
400	SCHLUMBERGER LTD		14,432
			122,944	3.03
OIL, GAS & CONSUMABLE FUELS
950	CHEVRON CORP.		103,351
			103,351	2.55

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Balanced Fund

Schedule of Investments

as of December 31, 2018

Quantity or Principal**	Description	Variable Rate	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
FINANCIALS				8.73
BANKS
1,800	CITIGROUP INC.		93,708
1,500	EAST WEST BANCORP INC.		65,295
600	SIGNATURE BANK		61,686
			220,689	5.44
CAPITAL MARKETS
900	MORNINGSTAR, INC.		98,856
750	SEI INVESTMENTS COMPANY		34,650
			133,506	3.29
HEALTH CARE				8.99
BIOTECHNOLOGY
1,000	ABBVIE INC.		92,190
			92,190	2.27
HEALTH CARE EQUIPMENT & SUPPLIES
1,400	DENTSPLY SIRONA INC.		52,094
			52,094	1.28
HEALTH CARE PROVIDERS & SERVICES
800	HENRY SCHEIN INC.*		62,816
			62,816	1.55
HEALTH CARE TECHNOLOGY
1,700	CERNER CORPORATION*		89,148
			89,148	2.20
PHARMACEUTICALS
800	ZOETIS, INC.		68,432
			68,432	1.69
INDUSTRIALS				12.95
AEROSPACE & DEFENSE
300	LOCKHEED MARTIN CORP.		78,552
			78,552	1.94
AIRLINES
2,300	SPIRIT AIRLINES INC.*		133,216
			133,216	3.28
COMMERCIAL SERVICES & SUPPLIES
5,500	TEAM INC.*		80,575
			80,575	1.99

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Balanced Fund

Schedule of Investments

as of December 31, 2018

Quantity or Principal**	Description	Variable Rate	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
MACHINERY
800	WABTEC CORP.		56,200
			56,200	1.39
TRADING COMPANIES & DISTRIBUTORS
3,000	DXP ENTERPRISES INC.*		83,520
3,000	TRITON INTERNATIONAL LIMITED		93,210
			176,730	4.35
INFORMATION TECHNOLOGY				6.93
IT SERVICES
500	ACCENTURE PLC		70,505
725	VISA INC.		95,657
			166,162	4.10
SOFTWARE
800	ORACLE CORPORATION		36,120
			36,120	0.89
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS
500	APPLE INC.		78,870
			78,870	1.94
TOTAL COMMON STOCK (Cost: $2,423,631)			2,785,554	68.65
CORPORATE BOND
CONSUMER DISCRETIONARY				2.44
MULTILINE RETAIL
100,000	MACYS RETAIL HLDGS INC. 3.875% 01/15/22		98,959
			98,959	2.44
ENERGY				4.95
ENERGY EQUIPMENT & SERVICES
100,000	ROWAN COMPANY INC. 7.875% 08/01/19		99,000
			99,000	2.44
OIL, GAS & CONSUMABLE FUELS
100,000	ENERGY TRANSFER PARTNERS 9.00% 04/15/19		101,688
			101,688	2.51
FINANCIALS				9.66
CAPITAL MARKETS
100,000	ARES CAPITAL CORP. 3.625% 01/19/22		97,084
100,000	S&P GLOBAL INC. 3.30% 08/14/20		100,197
			197,281	4.86

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Balanced Fund

Schedule of Investments

as of December 31, 2018

Quantity or Principal**	Description	Variable Rate	Current $ Value**	% of Total Net Assets
CORPORATE BOND continued
DIVERSIFIED FINANCIAL SERVICES
100,000	ICAHN ENTERPRISES 6.00% 08/01/20		99,875
100,000	JEFFERIES GRP LLC 3.00% 07/27/22***		95,039
			194,914	4.80
HEALTH CARE				2.34
PHARMACEUTICALS
100,000	TEVA PHARMACEUTICAL 3.65% 11/10/21		94,746
			94,746	2.34
INFORMATION TECHNOLOGY				7.18
SEMICONDUCTORS & EQUIPMENT
100,000	ANALOG DEVICES INC, 2.95% 01/12/21		99,123
100,000	QUALCOMM INC. 2.60% 01/30/23		96,232
			195,355	4.81
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS
100,000	XEROX CORPORATION 2.75% 09/01/20		96,012
			96,012	2.37
REAL ESTATE				2.42
OFFICE REITS
100,000	GOV'T PROPERTIES INC. 4.00% 07/15/22		98,414
			98,414	2.42
TOTAL CORPORATE BOND (Cost: $1,205,088)			1,176,369	28.99
PREFERRED STOCK
FINANCIALS				2.40
CAPITAL MARKETS
100,000	MORGAN STANLEY 5.45% PFD****	3 MONTH LIBOR+3.61%	97,262
			97,262	2.40
TOTAL PREFERRED STOCK (Cost: $99,875)			97,262	2.40
INVESTMENT IN SECURITIES (Cost: $3,728,594)			4,059,185	100.04
OTHER ASSETS LESS LIABILITIES			(1,533)	(0.04)
TOTAL NET ASSETS			4,057,652	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

*** Step-Up Bond; the interest rate shown is the rate in effect as of December 31, 2018.

**** Fixed to float rate security; the dividend rate is fixed for a certain period and then converts to a floating rate; the dividend rate shown is the fixed rate in effect as of December 31, 2018.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Large Cap Value Fund

Schedule of Investments

as of December 31, 2018

Quantity or Principal**	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
COMMUNICATION SERVICES			12.34
DIVERSIFIED TELECOMMUNICATION SERVICES
4,275	AT&T INC.	122,008
		122,008	2.04
ENTERTAINMENT
2,842	WALT DISNEY CO.	311,625
		311,625	5.22
INTERACTIVE MEDIA & SERVICES
293	ALPHABET INC. CLASS C*	303,434
		303,434	5.08
CONSUMER DISCRETIONARY			14.66
HOTELS, RESTAURANTS & LEISURE
1,700	MCDONALD'S CORP.	301,869
		301,869	5.06
SPECIALTY RETAIL
3,175	LOWE'S COMPANIES INC.	293,243
1,629	THE HOME DEPOT, INC.	279,895
		573,138	9.60
CONSUMER STAPLES			15.93
BEVERAGES
5,120	COCA-COLA CO.	242,432
		242,432	4.06
FOOD & STAPLES RETAILING
4,000	SYSCO CORP.	250,640
2,550	WALMART INC.	237,533
		488,173	8.18
HOUSEHOLD PRODUCTS
2,400	PROCTER & GAMBLE CO.	220,608
		220,608	3.69
ENERGY			1.14
OIL, GAS & CONSUMABLE FUELS
1,000	EXXON MOBIL CORP.	68,190
		68,190	1.14

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Large Cap Value Fund

Schedule of Investments

as of December 31, 2018

Quantity or Principal**	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
FINANCIALS			14.02
BANKS
7,000	BANK OF AMERICA CORP.	172,480
1,650	CITIGROUP INC.	85,899
1,663	WELLS FARGO & CO.	76,631
		335,010	5.61
DIVERSIFIED FINANCIAL SERVICES
1,745	BERKSHIRE HATHAWAY INC. B*	356,294
		356,294	5.97
INSURANCE
3,550	METLIFE INC.	145,763
		145,763	2.44
HEALTH CARE			4.11
PHARMACEUTICALS
1,900	JOHNSON & JOHNSON	245,195
		245,195	4.11
INDUSTRIALS			16.78
AIR FREIGHT & LOGISTICS
1,000	FEDEX CORP.	161,330
1,200	UNITED PARCEL SERVICE, INC. B	117,036
		278,366	4.66
INDUSTRIAL CONGLOMERATES
2,000	HONEYWELL INTERNATIONAL INC.	264,240
		264,240	4.43
MACHINERY
1,525	DEERE & CO.	227,484
1,827	ILLINOIS TOOL WORKS INC.	231,463
		458,947	7.69
INFORMATION TECHNOLOGY			21.28
IT SERVICES
1,873	MASTERCARD INC.	353,341
		353,341	5.92
SEMICONDUCTORS & EQUIPMENT
5,600	INTEL CORP.	262,808
		262,808	4.40

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Large Cap Value Fund

Schedule of Investments

as of December 31, 2018

Quantity or Principal**	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
SOFTWARE
3,396	MICROSOFT CORP.	344,932
		344,932	5.77
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS
1,964	APPLE INC.	309,801
		309,801	5.19
TOTAL COMMON STOCK (Cost: $2,739,492)		5,986,174	100.26
INVESTMENT IN SECURITIES (Cost: $2,739,492)		5,986,174	100.26
OTHER ASSETS LESS LIABILITIES		(15,818)	(0.26)
TOTAL NET ASSETS		5,970,356	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Mid Cap Value Fund

Schedule of Investments

as of December 31, 2018

Quantity or Principal**	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			34.35
AUTO COMPONENTS
1,000	LEAR CORP.	122,860
		122,860	3.28
DISTRIBUTORS
1,100	POOL CORPORATION	163,515
		163,515	4.37
SPECIALTY RETAIL
10,000	CONN'S INC.*	188,600
1,650	MONRO, INC.	113,438
600	O'REILLY AUTOMOTIVE INC.*	206,598
4,800	PENSKE AUTOMOTIVE GROUP INC.	193,536
2,000	TRACTOR SUPPLY COMPANY	166,880
		869,052	23.22
TEXTILES, APPAREL & LUXURY GOODS
1,400	PVH CORP.	130,130
		130,130	3.48
ENERGY			11.78
ENERGY EQUIPMENT & SERVICES
1,200	CORE LABORATORIES N.V. ADR	71,592
27,500	HELIX ENERGY SOLUTIONS GROUP INC.*	148,775
6,180	MCDERMOTT INTL INC.*	40,417
38,000	NOBLE CORPORATION*	99,560
4,100	TECHNIPFMC PLC ADR	80,278
		440,622	11.78
FINANCIALS			7.51
BANKS
3,700	CIT GROUP INC.	141,599
3,200	EAST WEST BANCORP INC.	139,296
		280,895	7.51
HEALTH CARE			3.22
HEALTH CARE TECHNOLOGY
2,300	CERNER CORPORATION*	120,612
		120,612	3.22

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Mid Cap Value Fund

Schedule of Investments

as of December 31, 2018

Quantity or Principal**	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
INDUSTRIALS			37.83
AIRLINES
3,400	SPIRIT AIRLINES INC.*	196,928
		196,928	5.26
MACHINERY
4,300	GRACO INC.	179,955
5,600	NAVISTAR INT'L CORP.*	145,320
2,000	WABTEC CORP.	140,500
		465,775	12.45
MARINE
2,700	KIRBY CORP.*	181,872
		181,872	4.86
ROAD & RAIL
2,400	GENESEE & WYOMING INC.*	177,648
1,600	KANSAS CITY SOUTHERN	152,720
5,024	KNIGHT-SWIFT TRANSPORTATION HLDG	125,952
1,200	LANDSTAR SYSTEM INC.	114,804
		571,124	15.26
INFORMATION TECHNOLOGY			3.36
SOFTWARE
1,530	ASPEN TECHNOLOGY, INC.*	125,735
		125,735	3.36
MATERIALS			2.51
CHEMICALS
2,200	H.B. FULLER CO.	93,874
		93,874	2.51
TOTAL COMMON STOCK (Cost: $3,032,453)		3,762,994	100.56
INVESTMENT IN SECURITIES (Cost: $3,032,453)		3,762,994	100.56
OTHER ASSETS LESS LIABILITIES		(20,786)	(0.56)
TOTAL NET ASSETS		3,742,208	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Small Cap Value Fund

Schedule of Investments

as of December 31, 2018

Quantity or Principal**	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			19.89
AUTO COMPONENTS
17,200	GENTHERM INC.*	687,656
		687,656	4.67
SPECIALTY RETAIL
9,200	AT HOME GROUP INC.*	171,672
91,000	CONN'S INC.*	1,716,260
2,500	LITHIA MOTORS INC.	190,825
12,000	SONIC AUTOMOTIVE INC.	165,120
		2,243,877	15.22
CONSUMER STAPLES			6.05
FOOD & STAPLES RETAILING
13,012	CHEFS' WAREHOUSE INC.*	416,124
		416,124	2.82
FOOD PRODUCTS
24,700	DARLING INGREDIENTS INC.*	475,228
		475,228	3.23
ENERGY			26.33
ENERGY EQUIPMENT & SERVICES
125,000	HELIX ENERGY SOLUTIONS GROUP INC.*	676,250
140,000	INDEPENDENCE CONTR DRILLING, INC.*	436,800
37,000	MATRIX SERVICE CO.*	663,780
30,000	NATURAL GAS SERVICES GROUP, INC.*	493,200
102,800	NOBLE CORPORATION*	269,336
150,193	NORTH AMERICAN CONSTRUCTION GRP LTD	1,336,718
		3,876,084	26.30
OIL, GAS & CONSUMABLE FUELS
100,000	INFINITY ENERGY RESOURCES INC.*	4,000
		4,000	0.03
FINANCIALS			8.05
BANKS
14,000	EAST WEST BANCORP INC.	609,420
		609,420	4.13
CONSUMER FINANCE
24,000	REGIONAL MANAGEMENT CORP.*	577,200
		577,200	3.92

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Small Cap Value Fund

Schedule of Investments

as of December 31, 2018

Quantity or Principal**	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
INDUSTRIALS			42.11
COMMERCIAL SERVICES & SUPPLIES
15,000	MOBILE MINI INC.	476,250
42,000	TEAM INC.*	615,300
		1,091,550	7.41
CONSTRUCTION & ENGINEERING
1,528	ORION GROUP HOLDINGS, INC.*	6,555
		6,555	0.04
MACHINERY
23,800	NAVISTAR INT'L CORP.*	617,610
		617,610	4.19
MARINE
11,900	KIRBY CORP.*	801,584
		801,584	5.44
ROAD & RAIL
9,000	GENESEE & WYOMING INC.*	666,180
12,200	SAIA INC.*	681,004
		1,347,184	9.14
TRADING COMPANIES & DISTRIBUTORS
23,700	DXP ENTERPRISES INC.*	659,808
24,000	RUSH ENTERPRISES INC.	827,520
27,500	TRITON INTERNATIONAL LIMITED	854,425
		2,341,753	15.89
TOTAL COMMON STOCK (Cost: $11,641,624)		15,095,825	102.43
INVESTMENT IN SECURITIES (Cost: $11,641,624)		15,095,825	102.43
OTHER ASSETS LESS LIABILITIES		(357,683)	(2.43)
TOTAL NET ASSETS		14,738,142	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Statements of Assets and Liabilities

December 31, 2018

	Income and Equity Fund	Balanced Fund	Large Cap Value Fund
Assets
Investment securities
At cost	$11,727,621	$3,728,594	$2,739,492
At fair value	$12,835,660	$4,059,185	$5,986,174
Accrued income receivable	77,569	24,125	7,551
Receivable for Fund shares sold	-	-	3,047
Receivable for investments sold	-	7,152	60,323
Other assets	-	-	2,384
Total assets	12,913,229	4,090,462	6,059,479
Liabilities
Bank borrowings (Note 7)	29,561	2,363	58,438
Payable for Fund shares redeemed	4,250	3,449	-
Payable for investment purchased	-	-	-
Accounts payable	39,755	23,398	27,085
Accounts payable to related parties (Note 3)	3,600	3,600	3,600
Total liabilities	77,166	32,810	89,123
Net Assets	$12,836,063	$4,057,652	$5,970,356
Summary of Shareholders' Equity
Paid in capital	11,717,150	3,753,185	2,564,450
Accumulated earnings	1,118,913	304,467	3,405,906
Net assets at December 31, 2018	$12,836,063	$4,057,652	$5,970,356
Class A:
Net assets	$11,003,574	$3,066,256	$5,564,317
Shares authorized ($0.01 par value)	50,000,000	50,000,000	50,000,000
Shares outstanding	959,461	296,038	388,096
Net asset value (and redemption price) per share	$11.47	$10.36	$14.34
Maximum offering price per share	$12.04	$10.99	$15.21
Sales load	4.75%	5.75%	5.75%
Class C:
Net assets	$1,832,489	$991,396	$406,039
Shares authorized ($0.01 par value)	50,000,000	50,000,000	50,000,000
Shares outstanding	169,382	111,676	34,288
Net asset value (and offering and redemption price) per share	$10.82	$8.88	$11.84
Class I:
Net assets	N/A	N/A	N/A
Shares authorized ($0.01 par value)
Shares outstanding
Net asset value (and offering and redemption price) per share	N/A	N/A	N/A

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

	Mid Cap Value Fund	Small Cap Value Fund
Assets
Investment securities
At cost	$3,032,453	$11,641,624
At fair value	$3,762,994	$15,095,825
Accrued income receivable	576	2,682
Receivable for Fund shares sold	-	23
Receivable for investments sold	11,031	117,191
Other assets	-	-
Total assets	3,774,601	15,215,721
Liabilities
Bank borrowings (Note 7)	7,037	56,866
Payable for Fund shares redeemed	-	291,185
Payable for investment purchased	-	59,421
Accounts payable	21,756	59,490
Accounts payable to related parties (Note 3)	3,600	10,617
Total liabilities	32,393	477,579
Net Assets	$3,742,208	$14,738,142
Summary of Shareholders' Equity
Paid in capital	3,010,693	10,492,774
Accumulated earnings	731,515	4,245,368
Net assets at December 31, 2018	$3,742,208	$14,738,142
Class A:
Net assets	$3,484,106	$12,582,857
Shares authorized ($0.01 par value)	50,000,000	50,000,000
Shares outstanding	378,641	602,917
Net asset value (and redemption price) per share	$9.20	$20.87
Maximum offering price per share	$9.76	$22.14
Sales load	5.75%	5.75%
Class C:
Net assets	$258,102	$1,744,598
Shares authorized ($0.01 par value)	50,000,000	50,000,000
Shares outstanding	32,922	126,334
Net asset value (and offering and redemption price) per share	$7.84	$13.81
Class I:
Net assets	N/A	$410,687
Shares authorized ($0.01 par value)		50,000,000
Shares outstanding		14,580
Net asset value (and offering and redemption price) per share	N/A	$28.17

Pacific Advisors Fund Inc.

Statements of Operations

For the year ended December 31, 2018

	Income and Equity Fund	Balanced Fund	Large Cap Value Fund
Investment Income
Dividends	$274,930	$36,013	$143,209
Interest	234,557	53,933	96
Other income	-	1,225	-
Total investment income	509,487	91,171	143,305
Expenses
Investment management fees (Note 3)	107,949	37,692	53,489
Transfer agent fees (Note 3)	127,857	72,753	106,434
Fund accounting fees (Note 3)	113,868	40,241	56,527
Legal fees	30,816	10,595	14,932
Audit fees	25,662	16,176	18,336
Registration fees	37,376	30,570	27,382
Printing	15,182	5,299	7,585
Custody fees	9,411	7,064	7,345
Interest on borrowings	74	902	1,529
Director fees/meetings	22,499	7,931	11,259
Distribution and service (12b-1) fees (Note 3)	51,668	21,828	21,759
Administration fees (Note 3)	7,197	2,512	3,566
Excise Tax	221	-	-
Compliance fees (Note 3)	41,738	14,649	20,793
Total expenses, before fees waived	591,518	268,212	350,936
Less fees waived (Note 3)	107,949	-	53,489
Net expenses	483,569	268,212	297,447
Net Investment Income (Loss)	25,918	(177,041)	(154,142)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	527,492	224,561	527,627
Change in net unrealized depreciation on investments	(1,210,222)	(489,051)	(946,564)
Net realized and unrealized loss on investments	(682,730)	(264,490)	(418,937)
Net Decrease in Net Assets Resulting from Operations	$(656,812)	$(441,531)	$(573,079)

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

	Mid Cap Value Fund	Small Cap Value Fund
Investment Income
Dividends	$75,180	$51,079
Interest	2	2
Other income	-	-
Total investment income	75,182	51,081
Expenses
Investment management fees (Note 3)	53,497	159,804
Transfer agent fees (Note 3)	74,806	266,477
Fund accounting fees (Note 3)	43,068	169,225
Legal fees	11,046	44,003
Audit fees	16,612	33,213
Registration fees	31,010	63,514
Printing	5,717	22,918
Custody fees	7,507	10,917
Interest on borrowings	1,506	6,730
Director fees/meetings	8,534	33,793
Distribution and service (12b-1) fees (Note 3)	16,366	71,993
Administration fees (Note 3)	2,675	10,654
Excise Tax	-	-
Compliance fees (Note 3)	15,723	62,252
Total expenses, before fees waived	288,067	955,493
Less fees waived (Note 3)	-	-
Net expenses	288,067	955,493
Net Investment Income (Loss)	(212,885)	(904,412)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	482,735	2,771,726
Change in net unrealized depreciation on investments	(1,158,483)	(5,274,931)
Net realized and unrealized loss on investments	(675,748)	(2,503,205)
Net Decrease in Net Assets Resulting from Operations	$(888,633)	$(3,407,617)

Pacific Advisors Fund Inc.

Statements of Changes in Net Assets

	Income and Equity Fund		Balanced Fund		Large Cap Value Fund
	Year ended December 31, 2018	Year ended December 31, 2017	Year ended December 31, 2018	Year ended December 31, 2017	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$25,918	$50,973	$(177,041)	$(182,576)	$(154,142)	$(147,424)
Net realized gain on investments	527,492	721,575	224,561	172,925	527,627	398,209
Change in net unrealized appreciation (depreciation) on investments	(1,210,222)	72,562	(489,051)	552,780	(946,564)	1,010,394
Increase (decrease) in net assets resulting from operations	(656,812)	845,110	(441,531)	543,129	(573,079)	1,261,179
From Distributions to Shareholders
Class A:
Net investment income		(44,440)		-		-
Net capital gains		-		(28,394)		(195,913)
Class C:
Net capital gains		-		(11,011)		(17,462)
Class I:
Net capital gains		N/A		N/A		N/A
Total distributions paid*
Class A	(845,589)		(233,848)		(516,768)
Class C	(139,936)		(86,193)		(47,841)
Class I	N/A		N/A		N/A
Decrease in net assets resulting from distributions	(985,525)	(44,440)	(320,041)	(39,405)	(564,609)	(213,375)
From Capital Share Transactions (Note 6)
Proceeds from shares sold	878,874	2,592,423	179,711	187,244	302,432	412,204
Proceeds from shares purchased by reinvestment of dividends	836,379	39,442	293,135	36,406	512,500	194,273
Cost of shares repurchased	(1,889,270)	(6,030,834)	(1,166,368)	(1,215,004)	(1,474,822)	(1,676,071)
Decreases in net assets resulting from capital share transactions	(174,017)	(3,398,969)	(693,522)	(991,354)	(659,890)	(1,069,594)
Decrease in net assets	(1,816,354)	(2,598,299)	(1,455,094)	(487,630)	(1,797,578)	(21,790)
Net Assets
Beginning of year	14,652,417	17,250,716	5,512,746	6,000,376	7,767,934	7,789,724
End of year**	$12,836,063	$14,652,417	$4,057,652	$5,512,746	$5,970,356	$7,767,934

*  Distributions from net investment income and net realized capital gains are combined for the year ended December 31, 2018. See "New Accounting Pronouncements" in the
Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended December 31, 2017 have not been reclassified to conform to the current year presentation.

**  Net Assets - End of Year includes accumulated undistributed net investment income of $6,533 for the Income and Equity Fund as of December 31, 2017.

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

	Mid Cap Value Fund		Small Cap Value Fund
	Year ended December 31, 2018	Year ended December 31, 2017	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$(212,885)	$(246,631)	$(904,412)	$(972,951)
Net realized gain on investments	482,735	190,701	2,771,726	728,078
Change in net unrealized appreciation (depreciation) on investments	(1,158,483)	680,621	(5,274,931)	2,472,244
Increase (decrease) in net assets resulting from operations	(888,633)	624,691	(3,407,617)	2,227,371
From Distributions to Shareholders
Class A:
Net investment income		-		-
Net capital gains		-		(905,450)
Class C:
Net capital gains		-		(171,390)
Class I:
Net capital gains		N/A		(297)
Total distributions paid*
Class A	(443,930)		(1,523,580)
Class C	(37,642)		(296,033)
Class I	N/A		(37,054)
Decrease in net assets resulting from distributions	(481,572)	-	(1,856,667)	(1,077,137)
From Capital Share Transactions (Note 6)
Proceeds from shares sold	138,523	299,238	1,037,388	1,730,271
Proceeds from shares purchased by reinvestment of dividends	466,428	-	1,748,306	1,022,031
Cost of shares repurchased	(1,395,260)	(1,115,015)	(6,027,309)	(10,682,161)
Decreases in net assets resulting from capital share transactions	(790,309)	(815,777)	(3,241,615)	(7,929,859)
Decrease in net assets	(2,160,514)	(191,086)	(8,505,899)	(6,779,625)
Net Assets
Beginning of year	5,902,722	6,093,808	23,244,041	30,023,666
End of year**	$3,742,208	$5,902,722	$14,738,142	$23,244,041

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout each year presented)

	Income and Equity Fund
	Class A
	For the year ended December 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance
Net asset value, beginning of year	$13.01	$12.40	$11.61	$12.06	$11.55
Income from investing operations
Net investment income (c)	0.03	0.05	0.03	0.14	0.22	(d)
Net realized and unrealized gain (loss) on securities	(0.64)	0.60	0.78	(0.45)	0.51	(d)
Total from investment operations	(0.61)	0.65	0.81	(0.31)	0.73
Less distributions
From net investment income	(0.03)	(0.04)	(0.02)	(0.14)	(0.22)
From net capital gain	(0.90)	-	-	-	-
From return of capital	-	-	(0.01)	-	-
Total distributions	(0.93)	(0.04)	(0.03)	(0.14)	(0.22)
Redemption fees (c)	-	- (b)	0.01	- (b)	-	(b,d)
Net asset value, end of year	$11.47	$13.01	$12.40	$11.61	$12.06
Total Investment Return (a)	(4.60)%	5.26%	7.08%	(2.57)%	6.41%
Ratios/Supplemental Data
Net assets, end of year (000's)	$11,004	$12,394	$14,794	$11,541	$11,324
Ratio of net investment income (loss) to average net assets
With expense reductions	0.29%	0.39%	0.26%	1.23%	1.88%
Without expense reductions	(0.46)%	(0.36)%	(0.49)%	0.48%	1.13%
Ratio of expenses to average net assets
With expense reductions	3.25%	2.96%	2.88%	2.06%	1.91%
Without expense reductions	4.00%	3.71%	3.63%	2.81%	2.66%
Fund portfolio turnover rate	16%	19%	14%	22%	13%
	Class C
	For the year ended December 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance
Net asset value, beginning of year	$12.38	$11.86	$11.16	$11.59	$11.11
Income from investing operations
Net investment income (loss) (c)	(0.06)	(0.04)	(0.06)	0.05	0.13	(d)
Net realized and unrealized gain (loss) on securities	(0.60)	0.56	0.75	(0.42)	0.48	(d)
Total from investment operations	(0.66)	0.52	0.69	(0.37)	0.61
Less distributions
From net investment income	-	-	-	(0.06)	(0.13)
From net capital gain	(0.90)	-	-	-	-
Total distributions	(0.90)	-	-	(0.06)	(0.13)
Redemption fees (c)	-	- (b)	0.01	- (b)	-	(b,d)
Net asset value, end of year	$10.82	$12.38	$11.86	$11.16	$11.59
Total Investment Return	(5.26)%	4.38%	6.27%	(3.21)%	5.51%
Ratios/Supplemental Data
Net assets, end of year (000's)	$1,832	$2,259	$2,456	$2,766	$2,471
Ratio of net investment income (loss) to average net assets
With expense reductions	(0.46)%	(0.36)%	(0.48)%	0.48%	1.14%
Without expense reductions	(1.21)%	(1.11)%	(1.23)%	(0.27)%	0.39%
Ratio of expenses to average net assets
With expense reductions	4.00%	3.72%	3.64%	2.81%	2.66%
Without expense reductions	4.75%	4.47%	4.39%	3.56%	3.41%
Fund portfolio turnover rate	16%	19%	14%	22%	13%

(a)  The Fund's maximum sales charge is not included in the total return computation.

(b)  The amount is less than $0.005 and rounded to zero.

(c)  Based on average shares outstanding.

(d)  Net investment income, net realized and unrealized gain (loss) on securities and redemptions fees for Class A and Class C for the year ended December 31, 2014 were restated during the year ended December 31, 2015. See Note 2(H).

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout each year presented)

	Balanced Fund
	Class A
	For the year ended December 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance
Net asset value, beginning of year	$12.45	$11.34	$11.75	$14.40	$16.59
Income from investing operations
Net investment loss (c)	(0.42)	(0.35)	(0.29)	(0.15)	(0.14	)(d)
Net realized and unrealized gain (loss) on securities	(0.82)	1.55	0.30	(2.25)	(1.17	)(d)
Total from investment operations	(1.24)	1.20	0.01	(2.40)	(1.31)
Less distributions
From net capital gain	(0.85)	(0.09)	(0.42)	(0.25)	(0.88)
Total distributions	(0.85)	(0.09)	(0.42)	(0.25)	(0.88)
Redemption fees (b)(c)	-	-	-	-	-	(d)
Net asset value, end of year	$10.36	$12.45	$11.34	$11.75	$14.40
Total Investment Return (a)	(9.78)%	10.55%	0.08%	(16.73)%	(7.94)%
Ratios/Supplemental Data
Net assets, end of year (000's)	$3,066	$4,109	$4,276	$4,046	$5,017
Ratio of net investment loss to average net assets	(3.34)%	(3.02)%	(2.56)%	(1.08)%	(0.90)%
Ratio of expenses to average net assets	5.16%	4.76%	4.50%	3.27%	2.84%
Fund portfolio turnover rate	23%	26%	55%	28%	22%
	Class C
	For the year ended December 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance
Net asset value, beginning of year	$10.89	$10.01	$10.50	$12.99	$15.18
Income from investing operations
Net investment loss (c)	(0.45)	(0.39)	(0.33)	(0.23)	(0.24	)(d)
Net realized and unrealized gain (loss) on securities	(0.71)	1.36	0.26	(2.01)	(1.07	)(d)
Total from investment operations	(1.16)	0.97	(0.07)	(2.24)	(1.31)
Less distributions
From net capital gain	(0.85)	(0.09)	(0.42)	(0.25)	(0.88)
Total distributions	(0.85)	(0.09)	(0.42)	(0.25)	(0.88)
Redemption fees (b)(c)	-	-	-	-	-	(d)
Net asset value, end of year	$8.88	$10.89	$10.01	$10.50	$12.99
Total Investment Return	(10.45)%	9.65%	(0.67)%	(17.31)%	(8.68)%
Ratios/Supplemental Data
Net assets, end of year (000's)	$991	$1,403	$1,724	$2,679	$4,203
Ratio of net investment loss to average net assets	(4.09)%	(3.77)%	(3.27)%	(1.85)%	(1.64)%
Ratio of expenses to average net assets	5.91%	5.52%	5.25%	4.05%	3.58%
Fund portfolio turnover rate	23%	26%	55%	28%	22%

(a)  The Fund's maximum sales charge is not included in the total return computation.

(b)  The amount is less than $0.005 and rounded to zero.

(c)  Based on average shares outstanding.

(d)  Net investment income, net realized and unrealized gain (loss) on securities and redemptions fees for Class A and Class C for the year ended December 31, 2014 were restated during the year ended December 31, 2015. See Note 2(H).

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout each year presented)

	Large Cap Value Fund
	Class A
	For the year ended December 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance
Net asset value, beginning of year	$17.32	$15.14	$13.92	$14.18	$13.05
Income from investing operations
Net investment loss (c)	(0.36)	(0.29)	(0.23)	(0.09)	(0.07	)(d)
Net realized and unrealized gain (loss) on securities	(1.15)	2.95	1.49	(0.15)	1.37	(d)
Total from investment operations	(1.51)	2.66	1.26	(0.24)	1.30
Less distributions
From net capital gain	(1.47)	(0.48)	(0.04)	(0.02)	(0.17)
Total distributions	(1.47)	(0.48)	(0.04)	(0.02)	(0.17)
Redemption fees (b)(c)	-	-	-	-	-	(d)
Net asset value, end of year	$14.34	$17.32	$15.14	$13.92	$14.18
Total Investment Return (a)	(8.40)%	17.56%	9.08%	(1.68)%	9.94%
Ratios/Supplemental Data
Net assets, end of year (000's)	$5,564	$7,224	$6,953	$6,587	$6,892
Ratio of net investment loss to average net assets
With expense reductions	(2.11)%	(1.80)%	(1.60)%	(0.64)%	(0.55)%
Without expense reductions	(2.86)%	(2.54)%	(2.35)%	(1.39)%	(1.30)%
Ratio of expenses to average net assets
With expense reductions	4.12%	3.78%	3.85%	2.72%	2.64%
Without expense reductions	4.87%	4.53%	4.60%	3.47%	3.39%
Fund portfolio turnover rate	0%	0%	0%	7%	3%
	Class C
	For the year ended December 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance
Net asset value, beginning of year	$14.70	$13.01	$12.06	$12.39	$11.50
Income from investing operations
Net investment loss (c)	(0.41)	(0.36)	(0.28)	(0.17)	(0.15	)(d)
Net realized and unrealized gain (loss) on securities	(0.98)	2.53	1.27	(0.14)	1.21	(d)
Total from investment operations	(1.39)	2.17	0.99	(0.31)	1.06
Less distributions
From net capital gain	(1.47)	(0.48)	(0.04)	(0.02)	(0.17)
Total distributions	(1.47)	(0.48)	(0.04)	(0.02)	(0.17)
Redemption fees (b)(c)	-	-	-	-	-	(d)
Net asset value, end of year	$11.84	$14.70	$13.01	$12.06	$12.39
Total Investment Return	(9.08)%	16.67%	8.24%	(2.48)%	9.18%
Ratios/Supplemental Data
Net assets, end of year (000's)	$406	$544	$837	$1,160	$1,167
Ratio of net investment loss to average net assets
With expense reductions	(2.85)%	(2.57)%	(2.34)%	(1.41)%	(1.29)%
Without expense reductions	(3.60)%	(3.31)%	(3.09)%	(2.16)%	(2.03)%
Ratio of expenses to average net assets
With expense reductions	4.87%	4.53%	4.59%	3.50%	3.38%
Without expense reductions	5.62%	5.27%	5.34%	4.25%	4.13%
Fund portfolio turnover rate	0%	0%	0%	7%	3%

(a)  The Fund's maximum sales charge is not included in the total return computation.

(b)  The amount is less than $0.005 and rounded to zero.

(c)  Based on average shares outstanding.

(d)  Net investment income, net realized and unrealized gain (loss) on securities and redemptions fees for Class A and Class C for the year ended December 31, 2014 were restated during the year ended December 31, 2015. See Note 2(H).

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout each year presented)

	Mid Cap Value Fund
	Class A
	For the year ended December 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance
Net asset value, beginning of year	$13.19	$11.78	$10.28	$13.46	$15.25
Income from investing operations
Net investment loss (c)	(0.52)	(0.49)	(0.40)	(0.31)	(0.35	)(d)
Net realized and unrealized gain (loss) on securities	(2.12)	1.90	1.90	(2.87)	(1.44	)(d)
Total from investment operations	(2.64)	1.41	1.50	(3.18)	(1.79)
Less distributions
From net capital gain	(1.35)	-	-	-	-
Total distributions	(1.35)	-	-	-	-
Redemption fees (b)(c)	-	-	-	-	-	(d)
Net asset value, end of year	$9.20	$13.19	$11.78	$10.28	$13.46
Total Investment Return (a)	(19.59)%	11.97%	14.59%	(23.63)%	(11.74)%
Ratios/Supplemental Data
Net assets, end of year (000's)	$3,484	$5,495	$5,728	$4,875	$5,981
Ratio of net investment loss to average net assets	(3.93)%	(4.19)%	(3.80)%	(2.48)%	(2.46)%
Ratio of expenses to average net assets	5.33%	4.94%	4.74%	3.68%	3.42%
Fund portfolio turnover rate	2%	9%	13%	25%	22%
	Class C
	For the year ended December 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance
Net asset value, beginning of year	$11.58	$10.42	$9.16	$12.09	$13.80
Income from investing operations
Net investment loss (c)	(0.54)	(0.51)	(0.42)	(0.37)	(0.42	)(d)
Net realized and unrealized gain (loss) on securities	(1.85)	1.67	1.68	(2.56)	(1.29	)(d)
Total from investment operations	(2.39)	1.16	1.26	(2.93)	(1.71)
Less distributions
From net capital gain	(1.35)	-	-	-	-
Total distributions	(1.35)	-	-	-	-
Redemption fees (b)(c)	-	-	-	-	-	(d)
Net asset value, end of year	$7.84	$11.58	$10.42	$9.16	$12.09
Total Investment Return	(20.16)%	11.13%	13.76%	(24.23)%	(12.39)%
Ratios/Supplemental Data
Net assets, end of year (000's)	$258	$407	$366	$661	$891
Ratio of net investment loss to average net assets	(4.66)%	(4.96)%	(4.56)%	(3.26)%	(3.22)%
Ratio of expenses to average net assets	6.08%	5.71%	5.54%	4.46%	4.17%
Fund portfolio turnover rate	2%	9%	13%	25%	22%

(a)  The Fund's maximum sales charge is not included in the total return computation.

(b)  The amount is less than $0.005 and rounded to zero.

(c)  Based on average shares outstanding.

(d)  Net investment income, net realized and unrealized gain (loss) on securities and redemptions fees for Class A and Class C for the year ended December 31, 2014 were restated during the year ended December 31, 2015. See Note 2(H).

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout each year presented)

	Small Cap Value Fund
	Class A
	For the year ended December 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance
Net asset value, beginning of year	$29.29	$27.23	$24.72	$44.51	$61.41
Income from investing operations
Net investment loss (c)	(1.25)	(0.99)	(0.92)	(1.06)	(1.11	)(d)
Net realized and unrealized gain (loss) on securities	(4.40)	4.38	7.66	(12.25)	(12.20	)(d)
Total from investment operations	(5.65)	3.39	6.74	(13.31)	(13.31)
Less distributions
From net capital gain	(2.78)	(1.34)	(4.24)	(6.50)	(3.62)
Total distributions	(2.78)	(1.34)	(4.24)	(6.50)	(3.62)
Redemption fees (c)	0.01	0.01	0.01	0.02	0.03	(d)
Net asset value, end of year	$20.87	$29.29	$27.23	$24.72	$44.51
Total Investment Return (a)	(18.74)%	12.47%	27.08%	(30.31)%	(21.60)%
Ratios/Supplemental Data
Net assets, end of year (000's)	$12,583	$20,439	$26,420	$33,942	$122,642
Ratio of net investment loss to average net assets	(4.16)%	(3.72)%	(3.74)%	(2.64)%	(1.72)%
Ratio of expenses to average net assets	4.40%	4.08%	4.19%	3.03%	2.19%
Fund portfolio turnover rate	8%	5%	11%	7%	16%
	Class C
	For the year ended December 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance
Net asset value, beginning of year	$20.75	$19.79	$19.01	$36.59	$51.70
Income from investing operations
Net investment loss (c)	(1.04)	(0.86)	(0.85)	(1.11)	(1.29	)(d)
Net realized and unrealized gain (loss) on securities	(3.12)	3.15	5.87	(9.99)	(10.23	)(d)
Total from investment operations	(4.16)	2.29	5.02	(11.10)	(11.52)
Less distributions
From net capital gain	(2.78)	(1.34)	(4.24)	(6.50)	(3.62)
Total distributions	(2.78)	(1.34)	(4.24)	(6.50)	(3.62)
Redemption fees (c)	- (b)	0.01	- (b)	0.02	0.03	(d)
Net asset value, end of year	$13.81	$20.75	$19.79	$19.01	$36.59
Total Investment Return	(19.32)%	11.60%	26.12%	(30.83)%	(22.19)%
Ratios/Supplemental Data
Net assets, end of year (000's)	$1,745	$2,796	$3,596	$5,180	$10,498
Ratio of net investment loss to average net assets	(4.91)%	(4.48)%	(4.51)%	(3.45)%	(2.47)%
Ratio of expenses to average net assets	5.15%	4.84%	4.95%	3.88%	2.95%
Fund portfolio turnover rate	8%	5%	11%	7%	16%

(a)  The Fund's maximum sales charge is not included in the total return computation.

(b)  The amount is less than $0.005 and rounded to zero.

(c)  Based on average shares outstanding.

(d)  Net investment income, net realized and unrealized gain (loss) on securities and redemptions fees for Class A and Class C for the year ended December 31, 2014 were restated during the year ended December 31, 2015. See Note 2(H).

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout each year presented)

	Small Cap Value Fund
	Class I
	For the year ended December 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance
Net asset value, beginning of year	$38.17	$35.05	$30.87	$53.06	$72.10
Income from investing operations
Net investment loss (c)	(1.61)	(1.19)	(1.08)	(1.20)	(1.15	)(d)
Net realized and unrealized gain (loss) on securities	(5.63)	5.63	9.49	(14.52)	(14.30	)(d)
Total from investment operations	(7.24)	4.44	8.41	(15.72)	(15.45)
Less distributions
From net capital gain	(2.78)	(1.34)	(4.24)	(6.50)	(3.62)
Total distributions	(2.78)	(1.34)	(4.24)	(6.50)	(3.62)
Redemption fees (c)	0.02	0.02	0.01	0.03	0.03	(d)
Net asset value, end of year	$28.17	$38.17	$35.05	$30.87	$53.06
Total Investment Return	(18.52)%	12.71%	27.10%	(29.94)%	(21.36)%
Ratios/Supplemental Data
Net assets, end of year (000's)	$411	$9	$8	$155	$1,402
Ratio of net investment loss to average net assets	(4.18)%	(3.47)%	(3.57)%	(2.55)%	(1.54)%
Ratio of expenses to average net assets	4.41%	3.85%	3.93%	2.86%	2.03%
Fund portfolio turnover rate	8%	5%	11%	7%	16%

(c)  Based on average shares outstanding.

(d)  Net investment income, net realized and unrealized gain (loss) on securities and redemptions fee for Class I for the year ended December 31, 2014 was restated during the year ended December 31, 2015. See Note 2(H).

See Accompanying Notes to Financial Statements which are an integral part of these financial statements.

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2018

Note 1. Organization

Pacific Advisors Fund Inc. (the "Company") is an open-end diversified investment management company registered under the Investment Company Act of 1940 ("the 40 Act"), as amended. The Company currently offers five Funds: Income and Equity Fund, Balanced Fund, Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund (individually, a "Fund," or collectively, the "Funds"). Each Fund is a separate investment portfolio of the Company with a distinct investment objective, investment program, policies and restrictions.

The Income and Equity Fund seeks to provide current income and, secondarily, long-term capital appreciation. The Balanced Fund seeks to achieve long-term capital appreciation and income consistent with reduced risk. The Large Cap Value Fund seeks to achieve long-term capital appreciation. The Mid Cap Value Fund seeks to achieve long-term capital appreciation. The Small Cap Value Fund seeks to provide capital appreciation through investment in small capitalization companies.

The Funds offer Class A and Class C shares. In addition to Class A and Class C shares, the Small Cap Value Fund also offers Class I shares. Each Class has equal rights as to assets and voting privileges except that Class A and Class C each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of each Fund are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the total net assets of the Fund. Each Class of shares differs in its respective service and distribution expenses and may differ in its transfer agent, registration, and certain other Class-specific fees and expenses.

The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies."

Note 2. Significant Accounting Policies

A. Security Valuation and Fair Value Measurement. Securities, including American Depository Receipts (ADRs), listed on a national securities exchange and certain over-the-counter ("OTC") issues traded on the NASDAQ national market system are valued at the last quoted sale price at the close of the New York Stock Exchange. OTC issues not quoted on the NASDAQ system, and other equity securities for which no sale price is available, are valued at the last bid price as obtained from published sources or real time quote services, where available, and otherwise from brokers who are market makers for such securities. Fixed Income securities, which are typically purchased and held as odd lots (less than $1 million) are valued based on bid prices for institutional round lot positions (typically $1 million or greater); round lot prices often reflect more favorable pricing than odd lot holdings. For securities that mature in 60 days or less, the Funds may utilize the amortized cost method of valuation if it is reasonable to conclude it approximates fair value. In determining the fair value of other debt securities, Pacific Global Investment Management Company, Inc. (the "Investment Manager") utilizes independent pricing services approved by the Board of Directors (the "Board") using one or more of the following valuation techniques:

(1) a matrix pricing approach that considers market inputs including, in approximate order of priority, the following: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications; market indicators, industry and economic events. Evaluators may prioritize inputs differently on any given day for any security based on market conditions, and not all inputs listed are available for use in the evaluation process for each security evaluation on any given day; (2) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; and/or (3) a discounted cash flow analysis. Fair value determinations are made by the Investment Manager based on the Company's Fair Value Procedure, as adopted by the Board. In conducting its assessment and analysis for the purpose of determining fair value, the Investment Manager uses its discretion and judgment in considering and appraising the relevant factors, including examining the source and nature of the quotations, to validate that the quotations and prices are representative of fair value.

Various inputs are used to determine the fair value of each Fund's investments. For financial statements, these inputs are summarized in the three broad levels listed below. Level 1 inputs are based on quoted prices in active markets for identical securities. Level 2 inputs are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 inputs are significant unobservable inputs that reflect the Fund's own assumptions in determining the fair value of investments. The valuation levels are not necessarily an indication of the risk associated with investing in those securities.

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2018

The following is a summary of the inputs used to value each Fund's investment securities as of December 31, 2018.

	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Level 1 - Quoted Prices
Common Stock
Communication Services	$644,380	$397,130	$737,067	$-	$-
Consumer Discretionary	734,075	429,440	875,007	1,285,557	2,931,533
Consumer Staples	807,227	207,389	951,213	-	891,352
Energy	424,852	226,295	68,190	440,622	3,880,084
Financials	877,560	354,195	837,067	280,895	1,186,620
Health Care	655,205	364,680	245,195	120,612	-
Industrials	701,077	525,273	1,001,553	1,415,699	6,206,236
Information Technology	731,085	281,152	1,270,882	125,735	-
Materials	117,923	-	-	93,874	-
Utilities	455,350	-	-	-	-
Preferred Stock
Financials	1,063,762	97,262	-	-	-
Level 1 Total	7,212,496	2,882,816	5,986,174	3,762,994	15,095,825
Level 2 - Other significant observable inputs
Corporate Bond
Consumer Discretionary	803,828	98,959	-	-	-
Consumer Staples	248,649	-	-	-	-
Energy	351,438	200,688	-	-	-
Financials	1,769,325	392,195	-	-	-
Health Care	602,973	94,746	-	-	-
Industrials	305,918	-	-	-	-
Information Technology	592,967	291,367	-	-	-
Material	100,077	-	-	-	-
Utilities	-	-	-	-	-
Real Estate	605,731	98,414	-	-	-
Convertible Corporate Bond
Financials	242,258	-	-	-	-
Level 2 Total	5,623,164	1,176,369	-	-	-
Level 3 - Significant unobservable inputs	-	-	-	-	-
Total Investments	$12,835,660	$4,059,185	$5,986,174	$3,762,994	$15,095,825

Equity securities (common and preferred stock) that are actively traded and market priced are typically classified as Level 1 securities. Fixed income securities are typically classified as Level 2 securities. The Funds had no Level 3 holdings during the year ended December 31, 2018.

B. Cash and Cash Equivalents. The Company considers all highly liquid financial instruments with maturities of less than three months when acquired to be cash equivalents. For cash management purposes, each Fund may concentrate cash with the Fund's custodian, United Missouri Bank, ("UMB"). This typically results in cash balances exceeding the Federal Deposit Insurance Corporation ("FDIC") insurance limits.

C. Security Transactions and Investment Income. Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and federal income tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Premium or discount on debt securities are amortized or accreted using the effective interest method.

D. Dividends and Distributions to Shareholders. The Income and Equity Fund declares and distributes dividends of its net investment income, if any, quarterly. The Balanced Fund, Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund declare and distribute dividends of their net investment income, if any, annually. In addition, each Fund declares and distributes a capital gain dividend, if any, annually. The Board determines the amount and timing of such payments.

E. Federal Income Tax. The Funds intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2018

Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years and for the year ended December 31, 2018 and has concluded that no provision for income tax is required in the Funds' financial statements. Tax years 2015, 2016, 2017 and 2018 are still subject to examination by major federal jurisdictions. Tax years 2014, 2015, 2016, 2017, and 2018 are still subject to examination by major state jurisdictions.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

At December 31, 2018, components of distributable earnings on a tax basis were as follows:

	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Undistributed ordinary income	$634	$-	$-	$-	$-
Undistributed long-term gains	11,127	28,099	160,108	974	912,016
Post October loss	(887)	(46,451)	-	-	-
Capital loss carry forward*	-	-	-	-	-
Net unrealized appreciation on investments	1,108,039	322,819	3,245,798	730,541	3,333,352
Accumulated earnings	$1,118,913	$304,467	$3,405,906	$731,515	$4,245,368

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and characterization of certain income items. The Funds intend to treat post October losses (net capital losses incurred for the period subsequent to October 31, 2018 through the year end December 31, 2018) as having been incurred in the next fiscal year.

As of December 31, 2018, the Funds had no accumulated net realized losses on investment transactions that represent capital loss carryforwards for federal income tax purposes.

During the most recent fiscal year, the Fund had no capital losses carried forward under the provisions of the Act that were utilized.

F. Reclassification of Capital Accounts. Distributions of net investment income and realized gains are determined in accordance with income tax regulations which may differ from GAAP. These differences are due to differing treatments for items such as net operating losses, reclassification of dividends and return of capital. To the extent that these differences are permanent in nature, reclassifications are made among the net asset accounts on the Statements of Assets and Liabilities. Net assets and net asset value per share are not affected by these reclassifications.

For the year ended December 31, 2018, reclassifications among the components of net assets are as follows:

	Accumulated Earnings	Paid in Capital
Income and Equity Fund	$221	$(221)
Balanced Fund	167,012	(167,012)
Large Cap Value Fund	154,142	(154,142)
Mid Cap Value Fund	212,696	(212,696)
Small Cap Value Fund	901,369	(901,369)

The reclassifications were due to net investment losses incurred by the Funds, which are not permitted to be carried forward for tax purposes and the expiration of capital loss carryforwards, as well as differing book and tax treatment of certain securities.

G. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts in the financial statements and footnotes. Actual results could differ from those estimates.

H. Accounting Method Change. On December 31, 2015, the Funds elected to change their method of determining net investment income (loss) per share to the average shares method, which determines the net investment income (loss) per share by dividing the net investment income (loss) by the average number of shares outstanding during the year. In prior years the net investment income (loss) per share was determined using the SEC method, which compares ending undistributed income (loss) per share to the beginning undistributed income (loss) per share, adjusted for distributions paid per share. The new method of accounting was adopted as a result of management's determination that the average shares method produced a result that was more reflective of the actual net investment income (loss) on a per share basis during each of the years. The financial highlights for each of the years presented have been adjusted to apply this new method retrospectively. The following financial statement line items for the years 2014 was affected by this change in accounting principle.

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2018

Financial Highlights
	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Class A
As Computed Under SEC Method
Net investment income	0.21	(0.16)	0.02	(0.11)	(2.29)
Net realized and unrealized gain	0.52	(1.15)	1.28	(1.68)	(10.99)
Redemption Fees	0.00	0.00	0.00	0.00	0.00
As Computed Under Average Shares Method
Net investment income	0.22	(0.14)	(0.07)	(0.35)	(1.11)
Net realized and unrealized gain	0.51	(1.17)	1.37	(1.44)	(12.20)
Redemption Fees	0.00	0.00	0.00	0.00	0.03
Effect of Change
Net investment income	0.01	0.02	(0.09)	(0.24)	1.18
Net realized and unrealized gain (loss)	(0.01)	(0.02)	0.09	0.24	(1.21)
Redemption Fees	0.00	0.00	0.00	0.00	0.03
Class C
As Computed Under SEC Method
Net investment income (loss)	0.14	(0.40)	0.68	(2.95)	(1.15)
Net realized and unrealized gain	0.47	(0.91)	0.38	1.24	(10.34)
Redemption Fees	0.00	0.00	0.00	0.00	0.00
As Computed Under Average Shares Method
Net investment income	0.13	(0.24)	(0.15)	(0.42)	(1.29)
Net realized and unrealized gain (loss)	0.48	(1.07)	1.21	(1.29)	(10.23)
Redemption Fees	0.00	0.00	0.00	0.00	0.03
Effect of Change
Net investment income (loss)	(0.01)	0.16	(0.83)	2.53	(0.14)
Net realized and unrealized gain (loss)	0.01	(0.16)	0.83	(2.53)	0.11
Redemption Fees	0.00	0.00	0.00	0.00	0.03
Class I
As Computed Under SEC Method
Net investment income (loss)	N/A	N/A	N/A	N/A	9.85
Net realized and unrealized gain (loss)	N/A	N/A	N/A	N/A	(25.27)
Redemption Fees	N/A	N/A	N/A	N/A	0.00
As Computed Under Average Shares Method
Net investment loss	N/A	N/A	N/A	N/A	(1.15)
Net realized and unrealized gain (loss)	N/A	N/A	N/A	N/A	(14.30)
Redemption Fees	N/A	N/A	N/A	N/A	0.03
Effect of Change
Net investment income (loss)	N/A	N/A	N/A	N/A	(11.00)
Net realized and unrealized gain (loss)	N/A	N/A	N/A	N/A	10.97
Redemption Fees	N/A	N/A	N/A	N/A	0.03

Note 3. Investment Management, Distributor and Other Related Party Transactions

The Company and the Funds have entered into investment management agreements ("Management Agreements") with the Investment Manager.

The Management Agreements provide for investment management fees, payable monthly, and calculated at the maximum annual rate of 0.75% of average net assets for the Income and Equity, Balanced, Large Cap Value and Small Cap Value Funds and 1.00% of average net assets for the Mid Cap Value Fund.

In accordance with Expense Limitation Agreements with the Company, the Investment Manager waives its respective management fees to the extent that the actual operating expenses of the following Funds exceed the following thresholds:

	Class A	Class C
Income and Equity Fund	1.95%	2.70%
Large Cap Value Fund	2.65%	3.40%

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2018

Pursuant to the Expense Limitation Agreements, providing for the waiver of fees and the assumption of expenses by the Investment Manager, the following amounts were waived for the period ended December 31, 2018.

Management Fees Waived
Income and Equity Fund	$107,949
Large Cap Value Fund	53,489

The Investment Manager does not have any rights to recover fees it waives or expenses it may reimburse, with respect to any of the Funds.

For the year ended December 31, 2018, Pacific Global Fund Distributors, Inc. ("PGFD"), the principal underwriter for the Company and a wholly-owned subsidiary of the Investment Manager, received commissions on sales of capital stock, after deducting amounts allowed to authorized distributors as commissions. In addition, PGFD, as a registered broker-dealer, may act as broker for the Funds, in conformity with Rule 17e-1 under the Investment Company Act of 1940. The Funds may subsidize the amount of commissions charged by the clearing firm for small trades; if so, the Brokerage Commission Received / (Paid) shown below may be negative. The Company's Board has approved procedures for evaluating the reasonableness of commissions paid to PGFD and periodically reviews these procedures. PGFD will not act as principal in effecting any portfolio transactions for the Funds. The amounts of commissions are as follows:

	Underwriting Fees Retained	Commissions Retained	Brokerage Commissions Received/(Paid)
Income and Equity Fund	$49	$3	$493
Balanced Fund	126	508	(896)
Large Cap Value Fund	1,070	491	(8)
Mid Cap Value Fund	579	183	(3,145)
Small Cap Value Fund	1,035	519	987

The Company has also entered into separate agreements with Pacific Global Investor Services, Inc. ("PGIS"), Transfer Agent for the Company and a wholly-owned subsidiary of the Investment Manager, that provide for transfer agent fees at a rate of $21 per year per open account and $3.50 per year per closed account, with a minimum charge of $1,800 per month per class for each Fund; fund accounting fees equal to the greater of $1,500 or three basis points for the first hundred million in net assets and one basis point on the balance of net assets for each Fund per month; and annual administrative agent fees of five basis points of average daily net assets of each Fund subject to a maximum annual fee of $50,000 per Fund. The fee is computed and payable monthly. The Company reimburses the Investment Manager for monthly expenses related to the Company's Compliance Program. The Company also reimburses PGIS for applicable out-of-pocket expenses incurred in connection with transfer agent or fund accounting services performed.

On the Statement of Assets and Liabilities, "Accounts payable to related parties" consists of transfer agent fees payable to PGIS.

The Company has adopted a plan of distribution whereby the Funds may pay a service fee to qualified recipients in an amount up to 0.25% per annum of each Fund's average daily net assets for Class A shares. The Company has also adopted a plan of distribution whereby the Funds may pay a service fee to qualified recipients in an amount up to 0.25% per annum of each Fund's average daily net assets for Class C shares and a distribution fee in an amount up to 0.75% per annum of each Fund's average daily net assets for Class C shares. The Company has not adopted a plan of distribution for Class I Shares.

For the year ended December 31, 2018, total distribution and/or service (12b-1) fees were:

	Class A	Class C	Total
Income and Equity Fund	$30,754	$20,914	$51,668
Balanced Fund	9,476	12,352	21,828
Large Cap Value Fund	16,520	5,239	21,759
Mid Cap Value Fund	12,377	3,989	16,366
Small Cap Value Fund	46,442	25,551	71,993

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2018

Note 4. Purchase and Sales of Securities

The following summarizes purchases and sales of investment securities, other than short-term investments, and aggregate gross unrealized appreciation and depreciation on a tax basis by each Fund for the period ended and as of December 31, 2018. The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

	Year ended December 31, 2018			As of December 31, 2018
	Cost of Purchases	Proceeds From Sales	Tax Cost of Securities	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Income and Equity Fund	$2,207,991	$2,969,125	$11,727,621	$1,621,550	$513,511	$1,108,039
Balanced Fund	1,151,414	2,306,681	3,736,366	629,538	306,719	322,819
Large Cap Value Fund	-	1,473,670	2,740,376	3,245,798	-	3,245,798
Mid Cap Value Fund	122,925	1,548,300	3,032,453	1,487,635	757,094	730,541
Small Cap Value Fund	1,673,696	7,423,046	11,762,473	7,731,110	4,397,758	3,333,352

Note 5. Distributions to Shareholders

The tax character of distributions paid during 2018 and 2017 was as follows:

	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Year ended December 31, 2018
Distributions paid from:
Ordinary Income	$54,930	$-	$-	$-	$-
Long-Term Capital Gain	930,595	320,041	564,609	481,572	1,856,667
Total Distributions	$985,525	$320,041	$564,609	$481,572	$1,856,667
Year ended December 31, 2017
Distributions paid from:
Ordinary Income	$44,440	$-	$-	$-	$-
Long-Term Capital Gain	-	39,405	213,375	-	1,077,137
Total Distributions	$44,440	$39,405	$213,375	$-	$1,077,137

Note 6. Capital Share Transactions

A 2% redemption fee is assessed on shares of the Income and Equity Fund sold or exchanged within 30 days of purchase or shares of the Balanced Fund, Large Cap Value Fund, Mid Cap Value Fund or Small Cap Value Fund sold or exchanged within 180 days of purchase and is retained in each Fund. The redemption fees collected through year end 2018, and through year end 2017, are included in the dollar amount of shares sold in the table below. The amount of the increase is as follows:

	Year ended December 31, 2018			Year ended December 31, 2017
	Class A	Class C	Class I	Class A	Class C	Class I
Income and Equity Fund	$-	$-	N/A	$129	$19	N/A
Balanced Fund	1,251	443	N/A	124	55	N/A
Large Cap Value Fund	1,901	154	N/A	532	51	N/A
Mid Cap Value Fund	559	45	N/A	214	15	N/A
Small Cap Value Fund	3,350	463	$83	12,223	1,619	$3

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2018

	Year ended December 31, 2018		Year ended December 31, 2017
	Shares	Amount	Shares	Amount
Income and Equity Fund
Class A
Shares sold	67,476	$878,374	206,052	$2,587,653
Reinvestment of distributions	61,385	696,443	3,114	39,442
	128,861	1,574,817	209,166	2,627,095
Shares repurchased	(122,273)	(1,566,404)	(448,993)	(5,732,058)
Net increase (decrease)	6,588	$8,413	(239,827)	$(3,104,963)
Class C
Shares sold	40	$500	398	$4,770
Reinvestment of distributions	13,127	139,936	-	-
	13,167	140,436	398	4,770
Shares repurchased	(26,171)	(322,866)	(25,095)	(298,776)
Net decrease	(13,004)	$(182,430)	(24,697)	$(294,006)
	Year ended December 31, 2018		Year ended December 31, 2017
	Shares	Amount	Shares	Amount
Balanced Fund
Class A
Shares sold	4,932	$63,768	9,698	$113,495
Reinvestment of distributions	20,571	206,942	2,036	25,395
	25,503	270,710	11,734	138,890
Shares repurchased	(59,567)	(749,393)	(58,544)	(685,019)
Net decrease	(34,064)	$(478,683)	(46,810)	$(546,129)
Class C
Shares sold	10,494	$115,943	7,176	$73,749
Reinvestment of distributions	9,988	86,193	1,009	11,011
	20,482	202,136	8,185	84,760
Shares repurchased	(37,683)	(416,975)	(51,631)	(529,985)
Net decrease	(17,201)	$(214,839)	(43,446)	$(445,225)

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2018

	Year ended December 31, 2018		Year ended December 31, 2017
	Shares	Amount	Shares	Amount
Large Cap Value Fund
Class A
Shares sold	17,199	$302,278	25,084	$407,454
Reinvestment of distributions	35,783	493,441	10,614	184,686
	52,982	795,719	35,698	592,140
Shares repurchased	(82,053)	(1,411,783)	(77,693)	(1,281,775)
Net decrease	(29,071)	$(616,064)	(41,995)	$(689,635)
Class C
Shares sold	-	$154	347	$4,750
Reinvestment of distributions	1,673	19,059	649	9,587
	1,673	19,213	996	14,337
Shares repurchased	(4,352)	(63,039)	(28,341)	(394,296)
Net decrease	(2,679)	$(43,826)	(27,345)	$(379,959)
	Year ended December 31, 2018		Year ended December 31, 2017
	Shares	Amount	Shares	Amount
Mid Cap Value Fund
Class A
Shares sold	10,331	$137,278	24,830	$297,523
Reinvestment of distributions	48,670	428,786	-	-
	59,001	566,064	24,830	297,523
Shares repurchased	(97,092)	(1,314,598)	(94,358)	(1,114,055)
Net decrease	(38,091)	$(748,534)	(69,528)	$(816,532)
Class C
Shares sold	104	$1,245	165	$1,715
Reinvestment of distributions	5,012	37,642	-	-
	5,116	38,887	165	1,715
Shares repurchased	(7,367)	(80,662)	(84)	(960)
Net increase (decrease)	(2,251)	$(41,775)	81	$755

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2018

	Year ended December 31, 2018		Year ended December 31, 2017
	Shares	Amount	Shares	Amount
Small Cap Value Fund
Class A
Shares sold	13,852	$419,373	62,393	$1,719,079
Reinvestment of distributions	72,839	1,443,664	29,460	864,655
	86,691	1,863,037	91,853	2,583,734
Shares repurchased	(181,697)	(5,374,621)	(364,114)	(9,649,625)
Net decrease	(95,006)	$(3,511,584)	(272,261)	$(7,065,891)
Class C
Shares sold	1,394	$30,052	477	$11,189
Reinvestment of distributions	20,650	270,715	7,552	157,079
	22,044	300,767	8,029	168,268
Shares repurchased	(30,444)	(639,644)	(54,984)	(1,032,536)
Net decrease	(8,400)	$(338,877)	(46,955)	$(864,268)
Class I
Shares sold	13,420	$587,963	-	$3
Reinvestment of distributions	1,269	33,927	8	297
	14,689	621,890	8	300
Shares repurchased	(338)	(13,044)	-	-
Net increase	14,351	$608,846	8	$300

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2018

Note 7. Bank Borrowings

Each Fund may borrow money to the extent permitted by the 1940 Act, as amended, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission. Under the 1940 Act, a mutual fund may borrow up to one-third of its total assets (including the amount borrowed) from banks for any purpose, and may borrow up to 5% of its total assets from banks or other lenders for temporary purposes. Each Fund may borrow to facilitate portfolio transactions or meet redemptions. The Large Cap Value Fund, Mid Cap Value Fund, and Small Cap Value Fund also may borrow money to invest in portfolio securities. Each Fund has the ability to borrow, from UMB, on an unsecured basis, at 2.75% over the Federal Funds rate. As of December 31, 2018, Income & Equity Fund, Balanced Fund, Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund had borrowings from UMB with amounts of $29,561, $2,363, $58,438, $7,037 and $56,866, respectively, and were paying interest at 5.17% per annum on their outstanding borrowings. For the year ended December 31, 2018, the Income & Equity Fund, Balanced Fund, Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund had a daily average borrowing of $1,875, $19,497, $33,950, $33,199 and $146,633, respectively, with a weighted average interest rate of 3.95%, 4.63%, 4.50%, 4.54% and 4.59% per annum, respectively. No compensating balances were required.

Note 8. Recent Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to the earliest call date. The ASU does not require an accounting change for securities held at a discount; these continue to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has previously adopted this provision.

In August 2018, the FASB issued Accounting Standards Update ("ASU") No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

In September 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets.

Note 9. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

Pacific Advisors Fund Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Pacific Advisors Fund Inc.
and the Shareholders of Income and Equity Fund, Balanced Fund, Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Income and Equity Fund, Balanced Fund, Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund, each a series of shares of beneficial interest in Pacific Advisors Fund Inc. (the "Funds"), including the schedules of investments, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, and the related notes (collectively referred to as the "financial statements"). The financial highlights for the year ended December 31, 2014 (except for the restated amounts as described in Note 2H) for each of the Funds were audited by other auditors, whose report dated February 27, 2015 expressed an unqualified opinion on such financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

  BBD, LLP

We have served as the auditor of one or more of the Funds in the Pacific Advisors Fund Inc. since 2015.
Philadelphia, Pennsylvania
February 27, 2019

Pacific Advisors Fund Inc.

Disclosure Regarding the Board's Approval
of the Funds' Advisory Contracts

The Board of Directors, including a majority of the Independent Directors, most recently approved the Investment Management Agreements (the "Agreements") for the Funds at its meeting held on August 17, 2018 (the "Meeting"). At the Meeting, the Board approved the continuation of the Agreements by and between Pacific Advisors Fund Inc. (the "Corporation"), on behalf of each of its Funds, and Pacific Global Investment Management Company, Inc. ("PGIMC").

In approving the Agreements, the Board considered materials relating to, among other matters: (1) the financial condition and profitability of PGIMC, including information regarding PGIMC's cost of providing services, as well as comparative fee and expense information for a peer group of funds; (2) investment performance of each Fund over various periods, including information comparing the performance of each Fund with a peer group of funds and an appropriate index or combination of indices; (3) the services provided by PGIMC to the Funds; (4) sales and redemption data for each Fund; (5) the extent to which economies of scale could be realized as the Funds grow and whether fee levels reflect any economies of scale for the Funds' investors; (6) the economic outlook and the general investment outlook in the markets in which each Fund invests; and (7) "fall-out" benefits realized by PGIMC (i.e., ancillary benefits derived by PGIMC and its affiliates from PGIMC's relationship with the Funds). The Board also periodically considers other material facts such as the allocation of each Fund's brokerage commissions, each Fund's record of compliance with its investment policies and restrictions on personal securities transactions, and the nature, cost, and character of non-investment management services provided by PGIMC and its affiliates. In approving the Agreements, the Board relied on all information presented to it over the course of the year.

Prior to the Meeting, the Independent Directors met separately with independent counsel to review the materials provided. Based on its evaluation of all material factors, the Board, including a majority of the Independent Directors, determined that the Agreements were in the best interests of the Funds and their shareholders and that the fees to be paid to PGIMC under the Agreements were fair and reasonable in relationship to the services to be rendered thereunder and in light of the factors considered. During its deliberations, the Board did not identify any single factor as all important or controlling, and individual Directors may have weighed the same factors differently. The following summaries do not detail every matter considered. Matters considered by the Board included the following:

Nature, Quality and Extent of Services. The Board examined the nature, quality and extent of the services provided by PGIMC to the Funds. The Board reviewed PGIMC's key personnel in providing investment management services to the Funds, as well as the changes in such personnel, and the duties that such personnel perform for the Funds. The Board considered the qualifications and experience of PGIMC's portfolio management team and PGIMC's commitment of its resources to portfolio management services. The Board considered PGIMC's responsibilities under the Agreements in serving as the Funds' investment manager, including responsibilities for investment research and stock selection; administration of the Funds' daily business operations; supervision of the Funds' transfer agent and administrative services agent; monitoring adherence to the Funds' investment restrictions; monitoring compliance with various policies and procedures of the Funds; and responsiveness to the Independent Directors. The Board was provided with, and considered information regarding, PGIMC's trading; operations; compliance; and investment research functions. The Board considered PGIMC's marketing strategy with respect to the Funds and the current asset levels of the Funds. The Board also considered the Funds' compliance program, the compliance and risk management reports periodically furnished to the Board, and the results of any regulatory exams. The Board concluded that the Funds have the potential to benefit from the nature, extent and quality of the services provided by PGIMC under the Agreements.

Pacific Advisors Fund Inc.

Disclosure Regarding the Board's Approval
of the Funds' Advisory Contracts

Investment Performance of PGIMC and the Funds. The Board considered the performance of PGIMC and the Funds, including each Fund's year-to-date, one-, three-, five-, ten-year and since-inception performance for the periods ended June 30, 2018 and December 31, 2017; as well as certain comparative performance information sourced by an independent data service for each Fund's benchmark(s) and funds PGIMC considered peers of the Funds. The Board was provided information regarding PGIMC's investment decision making process and trade execution policies and strategies. After reviewing the Funds' performance records, including performance relative to the Funds' benchmarks, peers and, with respect to the Balanced Fund, the blended returns of the Fund's benchmarks, and their investment objectives and strategies and PGIMC's role in the overall Corporation's complex, the Board noted the favorable recent performance for the one-year period for the Small Cap Value Fund, Mid Cap Value Fund and Balanced Fund, but the Board remained very attentive to the substantial underperformance over the prior and longer-term periods and the very high relative expenses.

Among other factors, the Board considered:

(i) with respect to the Small Cap Value Fund: the Fund's outperformance versus its benchmark for the one-year period ended June 30, 2018 and strong performance for the one-year periods ended December 31, 2017 and 2016, despite the Fund's disappointing longer-term performance in light of challenging market conditions; and management's explanation of the Fund's investment strategy, portfolio composition and long-term growth potential;

(ii) with respect to the Mid Cap Value Fund: the Fund's outperformance versus its benchmark for the one-year period ended June 30, 2018; the Fund's performance in light of the mid-cap strategy adopted at the end of 2010 and its long-term investment approach; and management's explanation of the Fund's focused portfolio strategy and long-term growth potential;

(iii) with respect to the Large Cap Value Fund: the Fund's performance in light of market conditions and the Fund's emphasis on minimizing volatility; management's explanation of the Fund's conservative approach and value strategy and its expectation for the Fund to grow at a slower rate, and with less volatility, in rising markets while potentially providing better downside protection in falling markets; and management's recognition of the difference between the Fund's concentrated portfolio focused on leading mega-cap companies within the benchmark S&P 500® Index, and the benchmark's larger number of holdings;

(iv) with respect to the Balanced Fund: the Fund's improved performance for the one-year periods ended June 30, 2018 and December 31, 2017; the Fund's disappointing longer-term performance in light of market conditions and the Fund's investment objective and policies; management's explanation of the Fund's equity approach to seek total return while minimizing risk and its fixed income strategy, in response to the persistently low yields and heightened interest rate volatility of the past few years, to remain concentrated in shorter-term bonds which provided greater principal protection during periods of rising interest rates and market turbulence; and

(v) with respect to the Income and Equity Fund: the Fund's relatively steady performance in light of market conditions and the Fund's investment objective, strategy, and policies; management's explanation of the Fund's more defensive fixed income strategy during the past few years focused on short-to-intermediate-term investment grade, lower-duration bonds seeking to provide greater principal protection and manage interest rate risk; the Fund's use of high-quality, well-established equities with attractive dividend yields to achieve total return; and the Fund's active strategy which was positioned to preserve valuations as interest rates rise.

Pacific Advisors Fund Inc.

Disclosure Regarding the Board's Approval
of the Funds' Advisory Contracts

The Board concluded that PGIMC's explanations provided a reasonable basis for understanding the performance of each Fund that underperformed in comparison to its peer group. The Board recognized the importance and potential value of PGIMC's consistency and discipline with respect to its investment strategies and determined that these factors overall weighed in favor of renewing the relevant Agreement for each Fund given the Board's continued monitoring of each Fund's investment performance and the potential for improvement based in part on improvements in relative performance for certain Funds for recent periods.

Costs of Services and Profits Realized by PGIMC. The Board reviewed PGIMC's 2017 financial statements. The Board reviewed the 2017 consolidated statement of operations of PGIMC and its subsidiaries and also considered the costs and profitability of PGIMC and its affiliates from their operations. The Board also reviewed the 2017 consolidated statement of financial condition of PGIMC and its subsidiaries and considered the financial condition of PGIMC and its ability to provide the services specified under the Agreements and expected by the Board. The Board examined the fee information for the Funds as compared to that of comparable funds managed by other advisers, and in light of the investment strategy applied to each Fund. The comparative fee information provided to the Board indicated that each Fund's advisory fees were near the range, given the level of each Fund's assets, of those charged by funds PGIMC considered peers of the Funds based on factors such as portfolio characteristics, investment style and asset level. The Board noted, however, that gross expenses and/or net expenses for each Fund, even with the application of the expense limitations, as applicable, continued to place it as the most expensive fund in its respective peer group, in some cases by a considerable margin. The Board reviewed a description of the methodology used for selecting the funds in each peer group. The Board considered that during 2017, PGIMC had waived fees for the Income and Equity Fund and Large Cap Value Fund in order to reduce their expenses; and that PGIMC expected to continue to waive fees for the Income and Equity Fund and Large Cap Value Fund in 2018 to the extent expenses exceed the agreed expense limits for those Funds. Another factor was that, over the history of the Funds, PGIMC and its affiliates had waived and/or reimbursed expenses for all the Funds in excess of $5.3 million. The Board recognized the limited financial resources of PGIMC with respect to subsidizing the Funds' expenses and the small asset size of each Fund. The Board noted PGIMC's efforts to increase Fund assets, recognizing that as Fund assets increase, the Funds' expense ratios would decrease as fixed costs are spread over a larger asset base. The Board also considered that affiliates of PGIMC provide distribution, administrative, and transfer agency services for the Funds, and, based on information furnished by PGIMC, the benefits to the Funds of having such services provided by such affiliates and the potential alternatives and related costs. The Board also considered the Funds' sales and redemption data in the first six months of 2018, in light of current market conditions and industry trends. The Board concluded that the Funds' management fees were reasonable in light of the services provided, despite the high level of other expenses.

Economies of Scale. The Board considered the extent to which the Funds' management fees reflect economies of scale for the benefit of the Funds' shareholders. The Board reviewed the Funds' fee arrangements, which include breakpoints that decrease the fee rate as the Funds' assets increase. The Board considered the fact that current assets were well below the threshold for the initial advisory fee breakpoint for each Fund. The Board noted that the expense ratios for the Funds were impacted by lower asset levels for most of the Funds in 2017 as compared to 2016. Based on its review, the Board concluded that the Funds' management fee structures have the potential to allow shareholders to benefit from economies of scale if the Funds' assets were to increase. The Board also considered that PGIMC had been waiving fees for the Income and Equity Fund and the Large Cap Value Fund.

Other Benefits to PGIMC. In evaluating the benefits that accrue to PGIMC through its relationship with the Funds, the Board recognized that, in addition to providing advisory services, PGIMC and its affiliates

Pacific Advisors Fund Inc.

Disclosure Regarding the Board's Approval
of the Funds' Advisory Contracts

serve the Funds in various capacities, including as transfer agent, administrative services agent and distributor, and receive compensation from the Funds in connection with providing these services. The Board considered that each service provided to the Funds by PGIMC or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically. The Board also considered the benefits that accrue to PGIMC through its relationship with the Funds in its management of separately managed accounts. The Board concluded that the benefits were consistent with PGIMC's rights and obligations under the Agreements.

After full consideration of these and other factors, the Board, including a majority of the Independent Directors, concluded that approval of the Agreements was in the best interest of the Funds and their shareholders.

Pacific Advisors Fund Inc.

Directors and Officers

"Independent" Directors

Name (Age)	Position with the Company[1]	Year elected Director of the Company	Principal occupation(s) during past 5 years	Other Directorships held by Director
L. Michael Haller, III (75)	Director	1992

Consultant, d/b/a Asahi Broadcasting Enterprises (software development); Chairman and President, Gammaker Inc. (mobile game developer); Chairman and CEO, AdLib Mediation, Inc. (mobile advertising); and Chairman, President and CEO, Vital Reality, Inc. and Vital Reality USA, Inc. (digital game developer)

				Digital Angel, Inc.
Peter C. Hoffman (68)	Director	2010	President, Sierra Autocars, Inc. (auto dealership), Sierra Vehicles, Inc. and Sierra Pursuits, Inc. (management company)	None
Gerald E. Miller (89)	Director	1992	Retired in 1992; and formerly worked for Merrill Lynch for over 30 years and was a Senior Resident Vice President at retirement in 1992	None
Louise K. Taylor, PhD (72)	Director	1992	Assistant Executive Director, School Employers Association of California; and formerly Superintendent, Monrovia Unified School District (1991-2009)	None

"Interested" Director2

Name (Age)	Positions with the Company[1]	Year elected a Director and officer of the Company	Principal occupations during past 5 years	Other Directorships held by Director
George A. Henning (72)*	President and Chairman	1992	Chairman, President and Director, Pacific Global Investment Management Company; and Chairman and Director, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.	None

Each Director oversees all 5 Pacific Advisors Fund portfolios.

The Fund's Statement of Additional Information contains additional information about the Fund's Directors and Officers and is available without charge upon request by calling (800) 989-6693. The business address for all Directors and officers of the Company is 101 N. Brand Blvd., Suite 1950, Glendale, CA 91203, Attn: Secretary.

Pacific Advisors Fund Inc.

Directors and Officers

Other Officers

Name (Age)	Position(s) with the Company	Year elected an officer of the Company	Principal occupations during past 5 years
Catherine L. Henning (41)	Vice President Secretary	2010 2006

Senior Vice President, Secretary, Director of Client Services and Director, Pacific Global Investment Management Company; President, Secretary, Chief Compliance Officer and Director, Pacific Global Fund Distributors, Inc.; and Vice President, Secretary and Director, Pacific Global Investor Services, Inc.

Barbara A. Kelley (65)	Vice President and Chief Compliance Officer	2001

Executive Vice President, Chief Compliance Officer and Director, Pacific Global Investment Management Company; Director, Pacific Global Fund Distributors, Inc.; President and Director, Pacific Global Investor Services, Inc.

Araceli Olea (46)	Assistant Secretary	2008	Shareholder Services Manager, Pacific Global Investor Services, Inc.; and Assistant Secretary, Pacific Global Investment Management Company and Pacific Global Investor Services, Inc.
Jingjing Yan (45)	Treasurer	2014	Vice President and Treasurer, Pacific Global Investment Management Company; Treasurer, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.

1  Each director is elected to serve until the next annual shareholders meeting and until his or her successor is elected or appointed. The Company does not hold regular annual shareholders meetings to elect Directors. Vacancies on the Board can be filled by the action of a majority of the Directors, provided that at least two-thirds of the Directors have been elected by the shareholders.

2  "Interested persons" as defined in the 1940 Act, as amended, based on the director's affiliation with the Funds' investment manager and its affiliates (including the Funds' principal underwriter).

*  Mr. Henning is considered an interested director because (a) he holds the positions described above with the Company, the Manager and its affiliates; (b) by virtue of his ownership of the Manager's shares he may be deemed a "control person" of the Manager; and (c) he is Ms. Henning's father.

Pacific Advisors Fund Inc.

Additional Tax Information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Funds during the taxable year ended December 31, 2018. The Funds designated and paid as short-term capital gain and long-term capital gain distributions as follows:

	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Short-term capital gain distributions	$22,892	$-	$-	$-	$-
Long-term capital gain distributions	930,595	320,041	564,609	481,572	1,856,667

A percentage of the dividends distributed during the fiscal year for the Funds qualifies for the dividends-received deduction for corporate shareholders:

	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Corporate dividends-received deduction	100.00%	N/A	N/A	N/A	N/A

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentage of ordinary dividends paid during the taxable year ended December 31, 2018 are designated as "qualified dividend income," as defined in Act and subject to reduced tax rates in 2018.

	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Percentage of qualified dividends	100.00%	N/A	N/A	N/A	N/A

In January 2019, the Funds provided tax information to shareholders for the preceding calendar year.

Pacific Advisors Fund Inc.

notes

Pacific Advisors Fund Inc.

notes

Pacific Advisors Fund Inc.

notes

Pacific Advisors Fund Inc.

Directors

George A. Henning, Chairman
L. Michael Haller, III
Peter C. Hoffman
Gerald E. Miller
Louise K. Taylor, Ph.D.

Officers

George A. Henning, President
Barbara A. Kelley, Vice President
Catherine L. Henning, Vice President and Secretary
Araceli Olea, Assistant Secretary
Jingjing Yan, Treasurer

Investment Manager

Pacific Global Investment Management Company
101 North Brand Blvd., Suite 1950
Glendale, California 91203

Transfer Agent and Administrator

Pacific Global Investor Services, Inc.
101 North Brand Blvd., Suite 1950
Glendale, California 91203

Distributor

Pacific Global Fund Distributors, Inc.
101 North Brand Blvd., Suite 1950
Glendale, California 91203
(800) 989-6693

BEGINNING ON JANUARY 1, 2021, AS PERMITTED BY REGULATIONS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, PAPER COPIES OF PACIFIC ADVISORS FUND SHAREHOLDER REPORTS LIKE THIS ONE WILL NO LONGER BE SENT BY MAIL, UNLESS YOU SPECIFICALLY REQUEST PAPER COPIES OF THE REPORTS FROM PACIFIC ADVISORS FUND OR FROM YOUR FINANCIAL INTERMEDIARY, SUCH AS A BROKER-DEALER OR BANK. INSTEAD, THE REPORTS WILL BE MADE AVAILABLE ON A WEBSITE, AND YOU WILL BE NOTIFIED BY MAIL EACH TIME A REPORT IS POSTED AND PROVIDED WITH A WEBSITE LINK TO ACCESS THE REPORT.

YOU MAY ELECT TO RECEIVE ALL FUTURE REPORTS IN PAPER FREE OF CHARGE. YOU CAN INFORM PACIFIC ADVISORS FUND OR YOUR FINANCIAL INTERMEDIARY THAT YOU WISH TO CONTINUE RECEIVING PAPER COPIES OF YOUR SHAREHOLDER REPORTS BY CALLING (800)-282-6693 OR CONTACTING YOUR FINANCIAL INTERMEDIARY. YOUR ELECTION TO RECEIVE REPORTS IN PAPER WILL APPLY TO ALL PACIFIC ADVISORS FUND ACCOUNTS HELD BY YOU OR THROUGH YOUR FINANCIAL INTERMEDIARY.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.

The Fund's complete schedule of portfolio holdings for each fiscal quarter is posted on the Fund's Web site at www.PacificAdvisorsFund.com and is available without charge, upon request by calling (800) 989-6693. Documents will be sent within 3 business days of receipt of your request.

Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling (800) 989-6693. Documents will be sent within 3 business days of receipt of your request. This information is also available on the SEC's Web site at http://www.sec.gov.

Pacific Global Fund Distributors, Inc.
101 North Brand Blvd., Suite 1950
Glendale, California 91203

Item 2.                                                         Code of Ethics

Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 that applies to Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.  Registrant will provide to any person without charge, upon request, a copy of the Code of Ethics if such person submits a request in writing addressed to the Registrant’s secretary at the principal executive offices listed above.

Item 3.                                                         Audit Committee Financial Expert

Registrant’s Audit Committee has three members.  While these members are “financially literate,” the Board has determined that none of the members of the Audit Committee meet the technical definition of “audit committee financial expert.”  Registrant has determined that an audit committee financial expert is not necessary at this time because (i) the Audit Committee members are financially literate; (ii) they have served on Registrant’s Audit Committee for several years; (iii) the accounting methodologies applicable to registered investment companies and the types of investment activities in which the Funds engage are well established; and (iv) Registrant’s financial statements do not involve the types of complex accounting issues that other types of public companies may have.

Item 4.                                                         Principal Accountant Fees and Services

(a)-(d)              BBD LLP (“BBD”) billed the Registrant aggregate fees for professional services rendered for the fiscal years ending December 31, 2017 and December 31, 2018 as follows:

BBD	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees
2018	$96,000	$0	$15,000	$0
2017	$96,000	$0	$15,000	$0

(b)                                 Audit Related Fees are for services rendered to provide consent of the annual update to the Corporation’s Form N1-A and non-routine N1-A filings.

(c)                                  Tax Fees include the services for the review of income tax returns and excise taxes.

(e)(1)                   The Audit Committee is authorized to pre-approve non-audit services provided by the Corporation’s auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors’ independence. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established funds of the Corporation on the same terms as the full Audit Committee previously had approved for the then existing funds, and to approve non-audit services which are permissible under applicable law, provided the estimated fee is not more than $5,000 based on a good faith estimate provided by the auditor.  The Chairman shall report any such pre-approval to the Audit Committee at its next following meeting.

(e)(2)                   None.

(f)                                   None.

(g)                                  None.

(h)                                 Not applicable.

Item 5.                                                         Audit Committee of Listed Registrants

Not applicable as Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.                                                         Statements of Investments

Statements of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.                                                         Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 8.                                                         Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9.                                                         Purchases of Equity Securities by Managers of Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.                                                  Submission of Matters to a Vote of Security Holders

No material changes have been made.

Item 11.                                                  Controls and Procedures.

(a)                                 Based upon their evaluation of Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as conducted within 90 days of the filing date of this Form N-CSR, Registrant’s principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)                                 There were no changes in Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12.                                                  Exhibits

(a)(1)                  Not applicable.

(a)(2) Certifications required by Item 12(a) of Form N-CSR and Section 302 of the Sarbanes-Oxley Act of 2002 (filed herewith).

(b)                                 Certification required by Section 906 of the Sarbanes-Oxley Act of 2002 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Global Fund Inc. d/b/a Pacific Advisors Fund Inc.

By:	/s/ George A. Henning
George A. Henning
Chairman, Pacific Advisors Fund Inc.

Date:	March 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of Registrant and in the capacities and on the dates indicated.

By:	/s/ George A. Henning
George A. Henning
Chief Executive Officer

Date:	March 4, 2019

By:	/s/ Jingjing Yan
Jingjing Yan
Chief Financial Officer

Date:	March 4, 2019